   The
Bear Stearns
  Funds

575 LEXINGTON AVENUE
NEW YORK, NY 10022
1.800.766.4111

Michael Minikes                              Chairman of the Board and
                                                  Trustee
Doni L. Fordyce                              President and Trustee
Peter M. Bren                                Trustee
John S. Levy                                 Trustee
Robert E. Richardson                         Trustee
Barry Sommers                                Executive Vice President
Stephen A. Bornstein                         Vice President and Secretary
Frank J. Maresca                             Vice President and Treasurer
Vincent L. Pereira                           Assistant Treasurer

INVESTMENT ADVISER                           TRANSFER AND DIVIDEND
Bear Stearns Asset                           DISBURSEMENT AGENT
Management Inc.                              PFPC Inc.
575 Lexington Avenue                         Bellevue Corporate Center
New York, NY 10022                           400 Bellevue Parkway
                                             Wilmington, DE 19809
ADMINISTRATOR
Bear Stearns Funds                           INDEPENDENT AUDITORS
Management Inc.                              Deloitte & Touche LLP
575 Lexington Avenue                         Two World Financial Center
New York, NY 10022                           New York, NY 10281

DISTRIBUTOR                                  COUNSEL
Bear, Stearns & Co. Inc.                     Kramer Levin
245 Park Avenue                              Naftalis & Frankel LLP
New York, NY 10167                           919 Third Avenue
                                             New York, NY 10022

INCOME PORTFOLIO AND                         EMERGING MARKETS DEBT
HIGH YIELD TOTAL RETURN PORTFOLIO:           PORTFOLIO:
CUSTODIAN                                    CUSTODIAN
Custodial Trust Company                      Brown Brothers Harriman & Co.
101 Carnegie Center                          40 Water Street
Princeton, NJ 08540                          Boston, MA 02109


This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                                                    BSF-R-016-08



THE
BEAR STEARNS
FUNDS

FIXED INCOME FUNDS

       Income Portfolio

       High Yield Total Return Portfolio

       Emerging Markets Debt Portfolio


       ANNUAL REPORT
       MARCH 31, 2001

                                                        [BEAR STEARNS LOGO]

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                         EMERGING MARKETS DEBT PORTFOLIO
                             LETTER TO SHAREHOLDERS

                                                                  April 30, 2001

Dear Shareholders:

We are pleased to present the annual report to shareholders for the Income Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Emerging Markets Debt Portfolio ("EMD Portfolio") for the fiscal year ended March 31, 2001. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and line graph sections of this report.

INCOME PORTFOLIO

For the fiscal year ended March 31, 2001, the Income Portfolio's Class A shares had a total return of 10.68% (without giving effect to the sales charge) and both Class B and C shares had a total return of 9.96% (without giving effect to the contingent deferred sales charge).(1) The Income Portfolio's benchmark index, the Salomon Smith Barney Broad Investment Grade Bond Index, returned 12.57% for the same period. The Lipper A Rated Bond Fund Index returned 11.31% for the same period.

A YEAR OF RATE INCREASES AND DECREASES

When all was said and done, it was a challenging year for fixed income investors. In the first half of 2000, with the stock market climbing to stratospheric highs and economic activity moving at a red hot pace, the Federal Reserve moved short-term rates higher. In the second half of 2000, investors ran for cover as growth stalled, analysts warnings proliferated, earnings disappointed, several of the big and best known names in the markets experienced credit problems and the stock market plunged. Moving into the new year (2001), the Federal Reserve reversed its stance and cut rates, not once but three times in an effort to stabilize the environment. The atmosphere cleared somewhat, but, as investors crept out of their foxholes and surveyed the markets, they favored quality in virtually all sectors.

Despite the difficult environment of the period, the Income Portfolio held its ground due to the emphasis on quality. Anticipating a slowing of the economy, exposures to the lower-grade corporate sector were minimal throughout much of the period. What's more, what positions we did hold were concentrated in securities from issuers in sectors and sub-sectors most likely to do well in a slow growth environment. In addition, throughout much of the year, the Income Portfolio was heavily-weighted in asset-backed and agency securities. In the latter half of the period, agencies came back into favor as the government softened its position on the backing of these securities. Asset-backed securities also performed well in the uncertain environment as their structure provides a certain degree of protection. Finally, as the period drew to a close and the Federal Reserve began to lower interest rates, corporate securities began to revive -- allowing them to recoup some of the ground lost over the previous six months.

With the Federal Reserve's recent actions and their willingness to do more if necessary, we expect the environment to improve in the months ahead. While short-term rates may be volatile, the intermediate range of the yield curve should remain relatively stable and corporate securities should continue to gain ground. Still, much will depend on the performance -- and the perception of the performance -- of the issuing company. Consequently, while exposures here may be increased in the coming months, we will do so very cautiously, focusing on those sectors and companies that will benefit from the lower rates. Still, we are investing in these firms on an individual basis and only after subjecting each to in-depth scrutiny.

HIGH YIELD TOTAL RETURN PORTFOLIO*

For the fiscal year ended March 31, 2001, the High Yield Portfolio's Class A shares had a total return of (1.07)% (without giving effect to the sales charge) and both Class B and C shares had a total return of (1.71)% (without giving effect to the contingent deferred sales charge).(2) The High Yield Portfolio's broad-based securities market index, the Credit Suisse First Boston Global High Yield Index, returned 0.76% for the same period. The Lipper High Yield Bond Fund Index returned (5.19)% for the same period.

Effective April 1, 2001, the High Yield Portfolio's broad-based securities market index was changed to the Credit Suisse First Boston Domestic Plus High Yield Bond Index (effective May 31, 2001, the name will be changed to the Credit Suisse First Boston High Yield Index, Developed Countries Only), which we believe more closely resembles the High Yield Portfolio's investment philosophy and the universe of securities in which it currently invests.

QUALITY WAS THE KEY

Just as in the equity markets, earnings concerns dominated the environment in the high yield market during the year ended March 31, 2001. Throughout the first half of the period, as anticipation of a slowdown began to build and then warnings began to appear, investors began moving towards quality. As 2000 drew to a close, liquidity had dried up and spreads to Treasuries had widened to levels not seen since the early `90s. Opportunities had become almost too attractive to ignore. Showing it had no intention of letting the economy sink into recession, the Federal Reserve cut interest rates -- and provided investors with the catalyst needed to capitalize on the situation. As they moved back into the marketplace, however, they clearly favored higher quality issues. Securities of stable, strong companies did well; those of companies showing any weakness whatsoever continue to suffer from neglect.

The High Yield Portfolio performed well in the second half of the period due primarily to changes made in the summer and early fall. Then, as opportunities arose, a concerted effort was made to eliminate lower quality positions. New exposures were selected on a company-basis first, and industry-basis, second. Total return, quality and capital preservation were emphasized. Exposures to industries with stable cash flows were increased. The credit quality of the High Yield Portfolio increased significantly. As a result, the High Yield Portfolio suffered less than many of its peers as earnings warnings proliferated in the late fall and many of the highest flying sectors of the previous year (wireline telecommunications, wireless telecommunications and technology) fell in tandem with their equity counterparts. Moreover, with its credit-intensive focus, the High Yield Portfolio was very well positioned for the environment of the first quarter as high quality issues were the market's strongest performers.

At present, the market remains concerned with the possibility of a recession -- and recent employment data has done little to alleviate these worries. Given new signs of weakness in the economy, further rate cuts could be in the offing. The high yield market remains focused on higher quality paper and is shifting its industry focus toward industrial and cyclical paper and away from telecommunications. New issuance is picking up again with a bias toward high quality paper in mature and/or stable industries. With its focus fixed firmly on such issues, the High Yield Portfolio is well-positioned for these trends and the market environment we see ahead.

EMERGING MARKETS DEBT PORTFOLIO**

For the fiscal year ended March 31, 2001, the EMD Portfolio's Class A shares had a total return of 7.98% (without giving effect to the sales charge) and both Class B and C shares had a total return of 7.16% (without giving effect to the contingent deferred sales charge).(3) The EMD Portfolio's benchmark index, the J.P. Morgan Emerging Market Bond Index-Global Constrained, returned 1.22% for the same period. The Salomon Smith Barney Emerging Markets Debt Mutual Fund Index returned 11.49% for the same period.

MARKETS WORLDWIDE SLOWDOWN

The year overall was a good one for emerging markets and its investors -- one of positive returns and improving credit fundamentals for most emerging countries. Credit ratings improved significantly: in calendar year 2000, nineteen countries were upgraded by at least one of the two major rating agencies, versus nine which were downgraded. Continuing the pattern established in 1999, the upgrades were geographically diversified across a number of regions.

The markets that performed best were those that benefited from rising oil prices, restructuring of private debt and/or signs of stabilization after a period of political or economic chaos. Ecuador, the best-performing market, rose 50%; the rise was fueled by declining inflation, a return to positive economic growth and the resumption of debt service following the restructuring of its defaulted Brady debt into new bonds. The Russian market was also a particularly strong performer. Here, as President Putin solidified power, introduced reforms and initiated efforts to strengthen the rule of law, foreign exchange reserves grew and tax collections increased. The weakest market over the same period was Turkey. Turkey fell in response to a sharp rise in political uncertainty and related concerns about the prospects for further progress in the government's efforts to reduce inflation.

Two elections marked important transitions to more modern governments in key emerging countries. In Mexico, the defeat of the incumbent administration marked the end of a 70-year monopoly and opened the possibility of resuming economic reform of inefficient government monopolies. It might also lead to a broader tax base less dependent on oil prices. In Russia, Putin's election as president appears to be equally significant, though certainty about the outlook for reform is less. However, it is clear that the new Russian Parliament is vastly more modern and economically pragmatic than the old-guard body of the Yeltsin period.

While the outlook for the emerging debt markets in the medium-term remains excellent, the outlook is uncertain in the near-term. Clearly, central bank easings have been positive. At the same time, the uncertainty regarding growth worldwide, the difficulties involved in legislating reforms and increasing political uncertainty in various countries are concerns. At a sovereign spread of over 700 basis points in excess of U.S. Treasuries, emerging markets debt as an asset class remains neither cheap nor expensive versus its historical relationship to Treasuries. As such, macroeconomic and public policy developments in the key industrialized countries will certainly influence the market's future direction. However, developments in specific countries will continue to dominate cyclical considerations in determining the performance of emerging market debt.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce

Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

-------------

* Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities such as the risk of greater price fluctuation and the possible loss of principal and income.

** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.

(1) For the fiscal year ended March 31, 2001, the Income Portfolio's Class A shares had a total return of 5.73%, including the initial 4.50% maximum sales charge, Class B shares returned 4.96%, including the 5.00% CDSC and Class C shares returned 8.96%, including the 1.00% CDSC.

(2) For the fiscal year ended March 31, 2001, the High Yield Portfolio's Class A shares had a total return of (5.52)%, including the initial 4.50% maximum sales charge, Class B shares returned (6.18)%, including the 5.00% CDSC and Class C shares returned (2.61)%, including the 1.00% CDSC.

(3) For the fiscal year ended March 31, 2001, the EMD Portfolio's Class A shares had a total return of 3.10%, including the initial 4.50% maximum sales charge, Class B shares returned 2.25%, including the 5.00% CDSC and Class C shares returned 6.18%, including the 1.00% CDSC.

CDSC Contingent deferred sales charge.

Bear Stearns Asset Management Inc. has waived a portion of its advisory fee and agreed to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A AND C SHARES(1)(2)(3)(4) VS. VARIOUS INDICES

[CHART]

                              Class            Class       Salomon Smith Barney Broad       Lipper A Rated
                             A shares        C shares      Investment Grade Bond Index      Bond Fund Index
                             --------        --------      ---------------------------      ---------------
Apr. 5, 1995                $9,550.00       $10,000.00             $10,000.00                 $10,000.00
Sept. 30, 1995              $10,260.00      $10,587.00             $10,767.00                 $10,883.31
Mar. 31, 1996               $10,430.00      $10,797.00             $11,038.00                 $11,112.34
Sept. 30, 1996              $10,644.00      $10,996.00             $11,300.00                 $11,343.98
Mar. 31, 1997               $10,908.00      $11,245.00             $11,581.00                 $11,623.08
Sept. 30, 1997              $11,659.00      $11,998.00             $12,397.00                 $12,497.89
Mar. 31, 1998               $11,932.00      $12,247.00             $12,968.31                 $13,032.77
Sept. 30, 1998              $12,600.65      $12,890.55             $13,818.34                 $13,774.00
Mar. 31, 1999               $12,620.63      $12,869.77             $13,810.83                 $13,619.00
Sept. 30, 1999              $12,407.00      $12,603.37             $13,782.00                 $13,473.00
Mar. 31, 2000               $12,617.00      $12,885.00             $14,061.00                 $13,738.00
Sept. 30, 2000              $13,101.00      $13,336.00             $14,735.00                 $14,258.00
Mar. 31, 2001               $13,964.00      $14,169.00             $15,828.00                 $15,293.00

            Past performance is not predictive of future perfomance.

INCOME PORTFOLIO
Class A shares ................................. $13,964
Class C shares .................................  14,169
Salomon Smith Barney
   Broad Investment
   Grade Bond Index ............................. 15,828
Lipper A Rated
    Bond Fund Index ............................. 15,293

                                                          TOTAL RETURNS
                                     --------------------------------------------------------
                                     ONE YEAR ENDED          5-YEAR
                                     MARCH 31, 2001      AVERAGE ANNUAL     AVERAGE ANNUAL(7)
                                     --------------      --------------     -----------------
Income Portfolio(2)
     Class A shares(5) .............       5.73%               5.17%               5.72%
     Class B shares(4) .............       4.96                 --                 3.87
     Class C shares(6) .............       8.96                5.55                5.98
     Class Y shares(3) .............      11.07                6.52                6.38
Salomon Smith Barney Broad
   Investment Grade Bond Index(1) ..      12.57                6.87                8.03
Lipper A Rated Bond Fund Index(1) ..      11.31                5.66                7.43

----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Income Portfolio and reflects all portfolio expenses. Investors should note that the Income Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices correspond to the performance of Class A and C shares.

(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Income Portfolio's operating expenses , as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) The returns of Class Y shares (for which September 8, 1995 was the initial public offering date) is higher than Class A and C shares due to the fact that there is no sales load, contingent deferred sales charge or 12b-1 fee charged to Class Y shares.

(4) Assuming no redemption of shares at the end of the period, the returns of Class B shares (for which February 2, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares. Total returns reflect the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 9.96% and 4.71%, respectively, for each period shown.

(5) Reflects the initial maximum sales charge (4.50%). Without the applicable sales charge, the total returns would have been 10.68%, 6.15% and 6.54%, respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2001 would have been 9.96%.

(7) For the period of April 5, 1995 (commencement of investment operations) through March 31, 2001, unless otherwise indicated.

                             THE BEAR STEARNS FUNDS

                        HIGH YIELD TOTAL RETURN PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A, B AND C SHARES(1)(2)(3) VS. VARIOUS INDICES


[CHART]

                           Class          Class           Class      Credit Suisse First Boston  Lipper High Yield
                         A shares       B shares        C shares       Global High Yield Index    Bond Fund Index
                         --------       --------        --------       -----------------------    ---------------
Jan. 2, 1998             $9,550.00     $10,000.00      $10,000.00            $10,000.00             $10,000.00
Mar. 31, 1998           $10,338.50     $10,812.90      $10,812.90            $10,300.53             $10,439.60
Sept. 30, 1998           $9,777.66     $10,192.75      $10,192.75             $9,789.61              $9,687.96
Mar. 31, 1999           $10,175.63     $10,574.00      $10,574.00            $10,223.48             $10,311.39
Sept. 30, 1999           $9,927.00     $10,282.00      $10,282.00            $10,175.86             $10,196.46
Mar. 31, 2000            $9,699.00     $10,014.00      $10,014.00            $10,254.34             $10,311.52
Sept. 30, 2000           $9,612.00      $9,892.00       $9,892.00            $10,371.00             $10,190.00
Mar. 31, 2001            $9,596.00      $9,624.00       $9,843.00            $10,333.00              $9,778.00

Past performance is not predictive of future perfomance.

HIGH YIELD TOTAL RETURN PORTFOLIO
Class A shares ............................. $9,596
Class B shares .............................  9,624
Class C shares .............................  9,843
Credit Suisse First Boston
  Global High Yield Index .................. 10,333
Lipper High Yield
  Bond Fund Index ..........................  9,778

                                                                      TOTAL RETURNS
                                                            ------------------------------------
                                                            ONE YEAR ENDED
                                                            MARCH 31, 2001     AVERAGE ANNUAL(3)
                                                            --------------     -----------------
   High Yield Total Return Portfolio(2)
        Class A shares(4) .................................      (5.52)%             (1.26)%
        Class B shares(5) .................................      (6.18)              (1.17)
        Class C shares(6) .................................      (2.61)              (0.49)
   Credit Suisse First Boston Global High Yield Index(1) ..       0.76               (1.01)
   Lipper High Yield Bond Fund Index(1) ...................      (5.19)              (0.70)

--------------
(1) The chart assumes a hypothetical $10,000 initial investment in the High Yield Portfolio and reflects all portfolio expenses. Investors should note that the High Yield Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment. The Credit Suisse First Boston Global High Yield Index began in 1986 and is based on monthly returns.

(2) Bear Stearns Asset Management Inc. waived a portion of its advisory fee and agreed to reimburse a portion of the High Yield Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) For the period January 2, 1998 (commencement of investment operations) through March 31, 2001.

(4) Reflects the initial maximum sales charge (4.50%). Without the applicable sales charge, the total returns would have been (1.07)% and 0.16%, respectively, for each period shown.

(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (1.71)% and (0.49)%, respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2001 would have been (1.71)%.

                             THE BEAR STEARNS FUNDS

                         EMERGING MARKETS DEBT PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   CLASS A SHARES(1)(2)(3) VS. VARIOUS INDICES

[CHART]

                           Class        J.P. Morgan Emerging Market        Salomon Smith Barney Emerging
                          A shares    Bond Index - Global Constrained     Markets Debt Mutual Fund Index
                          --------    -------------------------------     ------------------------------
May 4, 1995                $9,550                 $10,000                            $10,000
Sept. 30, 1995            $10,772                 $11,275                            $11,486
Mar. 31, 1996             $12,572                 $12,889                            $13,314
Sept. 30, 1996            $15,470                 $15,676                            $16,331
Mar. 31, 1997             $16,780                 $16,964                            $18,013
Sept. 30, 1997            $19,817                 $19,721                            $21,400
Mar. 31, 1998             $20,021                 $19,759                            $21,960
Sept. 30, 1998            $15,424                 $15,290                            $17,040
Mar. 31, 1999             $17,485                 $18,038                            $19,823
Sept. 30, 1999            $17,824                 $18,839                            $20,553
Mar. 31, 2000             $21,839                 $21,642                            $25,602
Sept. 30, 2000            $22,484                 $22,769                            $27,414
Mar. 31, 2001             $23,581                 $23,959                            $28,564

Past performance is not predictive of future performance.

EMERGING MARKETS DEBT PORTFOLIO
Class A shares ....................................................... $23,581
J.P. Morgan Emerging Market
 Bond Index - Global Constrained .....................................  23,959
Salomon Smith Barney Emerging
Markets Debt Mutual Fund Index .......................................  28,564

                                                             TOTAL RETURNS
                                         --------------------------------------------------------
                                         ONE YEAR ENDED          5-YEAR
                                         MARCH 31, 2001      AVERAGE ANNUAL     AVERAGE ANNUAL(4)
                                         --------------      --------------     -----------------
Emerging Markets Debt Portfolio(2)
     Class A shares(5) ................       3.10%              12.35%              10.99%
     Class B shares(3) ................       2.25                 -                  6.11
     Class C shares(3) ................       6.18               12.75               15.63
J.P. Morgan Emerging Market Bond
   Index - Global Constrained(1) ......       1.22               11.19               14.94
Salomon Smith Barney Emerging
   Markets Debt Mutual Fund Index(1) ..      11.49               16.50               20.00

------------
(1) The chart assumes a hypothetical $10,000 initial investment in the EMD Portfolio and reflects all portfolio expenses. Investors should note that the EMD Portfolio is a professionally managed mutual fund while the indices are either unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices correspond to the performance of Class A shares only.

(2) Bear Stearns Asset Management Inc. waived a portion of its advisory fee and agreed to reimburse a portion of the EMD Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of the expense limitations.

(3) Assuming no redemption of shares at the end of the period, the returns of Class B and C shares (for which January 12, 1998 and July 26, 1995, respectively, were the initial public offering dates) would have been higher than Class A shares if operations were commenced on the same day. The higher returns are due to the fact that there is no initial sales charge on Class B and C shares. Total returns reflect the applicable contingent deferred sales charge. Without the applicable sales charge for Class B shares, the total returns would have been 7.16% and 6.85%, respectively, for each period shown. Without the applicable sales charge for Class C shares, the total return for the one year ended March 31, 2001 would have been 7.16%.

(4) Commencing May 4, 1995, Bear Stearns Asset Management Inc. assumed the daily portfolio management responsibility for the EMD Portfolio. Total returns for Class A shares are shown for the period May 4, 1995 through March 31, 2001. For the period May 3, 1993 (commencement of investment operations) through May 3, 1995 the EMD Portfolio's investment adviser was BEA Associates and those results are not shown.

(5) Reflects the initial maximum sales charge (4.50%). Without the applicable sales charge, the total returns would have been 7.98%, 13.41% and 11.64%, respectively, for each period shown.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO

                                 MARCH 31, 2001
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                    TOP TEN INDUSTRY/SECTOR WEIGHTINGS*
--------------------------------------------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    INDUSTRY/SECTOR                                                                                  NET ASSETS
-------  -----------------------------------------------------------------------------------------------  ----------
     1.  U.S. Government Agency Obligations ............................................................     36.16
     2.  U.S. Government Obligations ...................................................................     24.07
     3.  Industrial ....................................................................................      9.23
     4.  Finance .......................................................................................      7.80
     5.  Asset-Backed ..................................................................................      3.67
     6.  Utilities .....................................................................................      3.62
     7.  Telecommunications ............................................................................      3.33
     8.  Multimedia ....................................................................................      2.16
     9.  Computer Services .............................................................................      0.63
    10.  Banks .........................................................................................      0.61

--------------------------------------------------------------------------------------------------------------------

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                       INDUSTRY/SECTOR                   NET ASSETS
-------  ---------------------------------------------------  ------------------------------------------  ----------
     1.  Fannie Mae ........................................  U.S. Government Agency Obligations             24.64
     2.  U.S. Treasuries ...................................  U.S. Government Obligations                    24.07
     3.  Freddie Mac .......................................  U.S. Government Agency Obligations              7.14
     4.  Government National Mortgage Association ..........  U.S. Government Agency Obligations              3.59
     5.  Western Resources, Inc. ...........................  Utilities                                       1.56
     6.  Qwest Capital Funding .............................  Telecommunications                              1.44
     7.  Cleveland Electric Illuminating Co. ...............  Utilities                                       1.03
     8.  LG-Caltex Oil Corp. ...............................  Industrial                                      1.01
     9.  Enron Oil & Gas Co. ...............................  Industrial                                      0.97
    10.  Comm 2000-C1 ......................................  Asset-Backed                                    0.92

----------------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                        HIGH YIELD TOTAL RETURN PORTFOLIO

                                 MARCH 31, 2001
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF
 RANK    INDUSTRY                                                                                         NET ASSETS
-------  -----------------------------------------------------------------------------------------------  ----------
     1.  Wireless Telecommunications ...................................................................     16.15
     2.  Hotels/Motels/Casinos .........................................................................     12.18
     3.  Cable Television ..............................................................................     11.21
     4.  Wireline Telecommunications ...................................................................      7.97
     5.  Health Care ...................................................................................      6.33
     6.  Forest Products ...............................................................................      5.96
     7.  Utilities .....................................................................................      4.47
     8.  Chemicals/Plastics ............................................................................      3.31
     9.  Oil & Gas .....................................................................................      3.02
    10.  Food Services .................................................................................      2.20
--------------------------------------------------------------------------------------------------------------------

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                                  INDUSTRY               NET ASSETS
-------  -------------------------------------------------------------  --------------------------------  ----------
     1.  Fleming Companies, Inc. .....................................  Food Services                         2.20
     2.  Allied Waste North America, Inc. ............................  Ecological Services/Equipment         2.17
     3.  Bally Total Fitness Holding Corporation .....................  Leisure                               2.10
     4.  McLeodUSA Incorporated ......................................  Wireline Telecommunications           2.09
     5.  Mediacom LLC and Mediacom Capital Corp. .....................  Cable Television                      2.09
     6.  AES Drax Energy Ltd. ........................................  Utilities                             1.87
     7.  Argosy Gaming Company .......................................  Hotels/Motels/Casinos                 1.83
     8.  Buhrmann U.S. Inc ...........................................  Business Equipment/Services           1.82
     9.  Charter Communications Holdings, LLC and
           Charter Communications Holdings Capital Corporation .......  Cable Television                      1.82
    10.  Park Place Entertainment Corporation ........................  Hotels/Motels/Casinos                 1.77

------------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                         EMERGING MARKETS DEBT PORTFOLIO

                                 MARCH 31, 2001
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                     TOP TEN COUNTRY WEIGHTINGS*
--------------------------------------------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    COUNTRY                                                                                          NET ASSETS
-------  -----------------------------------------------------------------------------------------------  ----------
     1.  Mexico ........................................................................................     19.37
     2.  Brazil ........................................................................................     11.10
     3.  Argentina .....................................................................................     10.75
     4.  Russia ........................................................................................      7.51
     5.  Venezuela .....................................................................................      4.57
     6.  Malaysia ......................................................................................      4.48
     7.  Turkey ........................................................................................      4.18
     8.  South Korea ...................................................................................      4.02
     9.  Panama ........................................................................................      3.95
    10.  Philippines ...................................................................................      3.85
--------------------------------------------------------------------------------------------------------------------

                                             TOP TEN ISSUERS*
--------------------------------------------------------------------------------------------------------------------

                                                                                            SECURITY      PERCENT OF
 RANK    ISSUER                                                           CURRENCY            TYPE        NET ASSETS
-------  --------------------------------------------------------------  ---------------    --------      ----------
     1.  United Mexican States ........................................  U.S. dollar/
                                                                         Mexican peso       Sovereign        15.56
     2.  Federal Republic of Brazil ...................................  U.S. dollar        Sovereign        11.10
     3.  Republic of Argentina ........................................  U.S. dollar        Sovereign        10.75
     4.  Russian Federation ...........................................  U.S. dollar        Sovereign         7.51
     5.  Republic of Venezuela ........................................  U.S. dollar        Sovereign         4.57
     6.  The Republic of Panama .......................................  U.S. dollar        Sovereign         3.95
     7.  Republic of the Philippines ..................................  U.S. dollar        Sovereign         3.85
     8.  The Republic of Poland .......................................  U.S. dollar        Sovereign         3.67
     9.  Republic of Turkey ...........................................  U.S. dollar        Sovereign         3.43
    10.  Republic of Bulgaria .........................................  U.S. dollar        Sovereign         3.29

-------------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                             INTEREST          MATURITY
 (000'S)                                                                               RATE              DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          LONG-TERM DEBT INVESTMENTS -- 91.28%

          CORPORATE OBLIGATIONS - 31.84%
          ASSET-BACKED - 3.67%
$    218  Comm 2000-C1, Commercial Mortgage Pass-Through
               Certificates, Class A1 .......................................          7.206%           09/15/08        $   229,686
     150  J.P. Morgan Commercial Mortgage Finance Corp.,
               Series 2000-C9, Class A2 .....................................          7.770            10/15/32            162,323
     150  PaineWebber Mortgage Acceptance Corp.,
               Series 2000-HE1, Class A2 ....................................          8.270            02/25/30            157,589
     175  Saxon Asset Securities Trust, Series 2000-3, Class AF4 ............          7.630            09/25/23            182,817
     175  UCFC Home Equity Loan, Series 1996-B1, Class A6 ...................          7.975            02/15/22            179,307
                                                                                                                        -----------
                                                                                                                            911,722
                                                                                                                        -----------

          BANKS - 0.61%
     150  Key Bank NA, Subordinated Notes ...................................          7.000            02/01/11            152,946
                                                                                                                        -----------

          COMPUTER SERVICES - 0.63%
     150  Computer Sciences Corp., Notes ....................................          7.500            08/08/05            156,447
                                                                                                                        -----------

          FINANCE - 7.80%
     140  Associates Corp. N.A., Senior Notes ...............................          6.000            07/15/05            141,086
     125  AT&T Capital Corp., Medium Term Notes, Series F, CIT
               Group Inc. Guaranteed ........................................          6.600            05/15/05            125,882
     150  General Electric Capital Corp., Debentures ........................          8.850            04/01/05            168,076
     200  General Motors Acceptance Corp., Medium Term Notes ................          6.380            01/30/04            203,362
      50  Goldman Sachs Group Inc., Global Bonds ............................          6.875            01/15/11             50,746
     200  Lehman Brothers Holdings Inc., Medium Term Notes, Series F ........          7.500            09/01/06            209,892
     200  NISource Finance Corp., Senior Unsecured Notes* ...................          7.500            11/15/03            208,526
     150  Salomon Smith Barney Holding Co., Notes ...........................          6.500            02/15/08            151,106
     150  Textron Financial Corp., Medium Term Notes, Series E ..............          5.950            03/15/04            151,025
     150  Transamerica Finance Corp., Senior Notes ..........................          7.250            08/15/02            153,564
     200  Washington Mutual Capital I, Subordinated Capital Income
               Securities, Washington Mutual Inc. Guaranteed ................          8.375            06/01/27            191,631
     175  Wells Fargo Financial, Inc., Senior Notes .........................          6.750            06/01/05            181,916
                                                                                                                        -----------
                                                                                                                          1,936,812
                                                                                                                        -----------

          INDUSTRIAL - 9.23%
     200  Aetna Inc., Senior Notes ..........................................          7.375            03/01/06            202,222
     200  American Home Products, Notes* ....................................          5.875            03/15/04            200,864
     200  Coca-Cola Co., Notes ..............................................          5.750            03/15/11            198,373
     100  Conoco Inc., Senior Notes .........................................          6.950            04/15/29            100,026
     150  Constellation Brands, Inc., Senior Notes* .........................          8.000            02/15/08            154,125
     150  Electronic Data Systems Corp., Notes ..............................          6.850            10/15/04            155,995
     250  Enron Oil & Gas Co., Notes ........................................          6.000            12/15/08            240,194
     250  LG-Caltex Oil Corp., Unsecured Notes* .............................          7.500            07/15/07            251,948
     100  Pitney Bowes Inc., Notes ..........................................          5.950            02/01/05            100,386
     150  Raytheon Co., Senior Unsecured Notes ..............................          5.700            11/01/03            147,500
      50  Rohm & Haas Co., Debentures .......................................          7.850            07/15/29             52,913

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                              INTEREST          MATURITY
 (000's)                                                                              RATE(S)           DATE(S)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          LONG-TERM DEBT INVESTMENTS (CONTINUED)
          INDUSTRIAL (CONTINUED)
$    200  Safeway Inc., Notes ...............................................          6.050%           11/15/03        $   203,131
     175  Smith International Inc., Senior Notes ............................          7.000            09/15/07            180,091
     100  Unilever Capital Corp., Senior Unsecured Notes ....................          6.750            11/01/03            103,876
                                                                                                                        -----------
                                                                                                                          2,291,644
                                                                                                                        -----------

          MULTIMEDIA - 2.16%
     125  CBS Corp., Senior Unsecured Notes* ................................          7.150            05/20/05            129,585
     150  Charter Communications Holdings, LLC, Senior Notes ................          8.625            04/01/09            145,125
     150  Time Warner Inc., Debentures ......................................          6.850            01/15/26            152,788
     100  Viacom, Inc., Senior Unsecured Notes, Company Guaranteed ..........          7.700            07/30/10            108,931
                                                                                                                        -----------
                                                                                                                            536,429
                                                                                                                        -----------

          TELECOMMUNICATIONS - 3.33%
     100  GTE Northwest Inc., Debentures, Series D ..........................          5.550            10/15/08             96,210
     150  Nextel Communications, Inc., Senior Serial Redeemable Notes .......          9.375            11/15/09            127,875
     150  Nextlink Communications Inc., Senior Notes ........................         10.500            12/01/09             92,250
     150  Qwest Capital Funding, Unsecured Notes, Company Guaranteed ........          6.375            07/15/08            145,072
     200  Qwest Capital Funding, Unsecured Notes, Company Guaranteed* .......          7.900            08/15/10            212,228
     150  Southern New England Telephone Co., Medium Term Notes, Series C ...          6.125            12/15/03            153,359
                                                                                                                        -----------
                                                                                                                            826,994
                                                                                                                        -----------

          U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.79%
     200  Federal Farm Credit Bank, Medium Term Notes .......................          5.240            10/01/08            195,873
                                                                                                                        -----------

          UTILITIES - 3.62%
     250  Cleveland Electric Illuminating Co., Senior Secured Notes,
               Series D .....................................................          7.880            11/01/17            255,778
     100  CMS Energy Corp., Senior Notes ....................................          8.500            04/15/11            100,000
     150  Consolidated Natural Gas Co., Unsecured Notes .....................          7.250            10/01/04            156,450
     400  Western Resources, Inc., Putable/Callable Notes ...................          6.250            08/15/03            386,618
                                                                                                                        -----------
                                                                                                                            898,846
                                                                                                                        -----------
          Total Corporate Obligations (cost - $7,815,951) ...................                                             7,907,713
                                                                                                                        -----------

          U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.37%
          FANNIE MAE - 24.64%
   6,100  Pass-thru Pools ...................................................     6.000 - 7.000    03/01/16 - 02/01/31    6,119,033
                                                                                                                        -----------

          FREDDIE MAC - 7.14%
   1,675  Reference Notes ...................................................          5.125            10/15/08          1,627,971
     142  Structured Pass-thru Securities, Series E4, Class A ...............          7.250            07/15/05            144,712
                                                                                                                        -----------
                                                                                                                          1,772,683
                                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                              INTEREST          MATURITY
 (000's)                                                                              RATE(S)           DATE(S)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          LONG-TERM DEBT INVESTMENTS (continued)
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.59%
 $   880  Pass-thru Pools ...................................................    6.000 - 8.000%    05/15/13 - 10/15/30  $   892,922
                                                                                                                        -----------
          Total U.S. Government Agency Obligations (cost - $8,536,574) ......                                             8,784,638
                                                                                                                        -----------

          U.S. GOVERNMENT OBLIGATIONS - 24.07%
          U.S. TREASURIES - 24.07%
   1,700  Bonds .............................................................     5.250 - 7.250    05/15/16 - 02/15/29    1,715,531
   4,145  Notes .............................................................     5.000 - 6.875    11/15/05 - 02/15/11    4,264,320
                                                                                                                        -----------
          Total U.S. Government Obligations (cost - $5,962,008) .............                                             5,979,851
                                                                                                                        -----------
          Total Long-Term Debt Investments (cost - $22,314,533) .............                                            22,672,202
                                                                                                                        -----------


 SHARES
--------
          SHORT-TERM INVESTMENTS-- 10.51%

          INVESTMENT COMPANY - 0.16%
  40,345  Federated Investors, Trust for Short-Term U.S. Government
               Securities** (cost - $40,345) ................................          4.870                -                40,345
                                                                                                                        -----------


PRINCIPAL
 AMOUNT
 (000's)
---------
          U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 10.35%
  $2,570  Federal Home Loan Bank, Discount Notes (cost - $2,569,643) ........          5.000            04/02/01          2,569,643
                                                                                                                        -----------
          Total Short-Term Investments (cost - $2,609,988) ..................                                             2,609,988
                                                                                                                        -----------
          Total Investments -- 101.79%
               (cost - $24,924,521) .........................................                                            25,282,190
          Liabilities in excess of other assets-- (1.79)% ...................                                              (445,262)
                                                                                                                        -----------
          Net Assets -- 100.00% .............................................                                           $24,836,928
                                                                                                                        ===========

---------------
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2001.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                             INTEREST          MATURITY
 (000'S)                                                                               RATE              DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          LONG-TERM DEBT INVESTMENTS - 88.10%
          UNITED STATES - 78.17%
          AEROSPACE & DEFENSE - 1.74%
  $2,000  BE Aerospace, Inc., Senior Subordinated Notes ......................         9.500%           11/01/08        $ 2,055,000
                                                                                                                        -----------

          AIR TRANSPORTATION - 0.70%
   1,000  Amtran, Inc., Senior Notes, Company Guaranteed .....................         9.625            12/15/05            825,000
                                                                                                                        -----------

          BEVERAGE/TOBACCO - 1.53%
   1,750  Constellation Brands, Inc., Senior Notes* ..........................         8.000            02/15/08          1,798,125
                                                                                                                        -----------

          BUILDING/DEVELOPMENT - 1.68%
   1,000  D.R. Horton, Inc., Senior Subordinated Notes .......................         9.750            09/15/10          1,015,000
   1,000  Nortek, Inc., Senior Notes, Series B ...............................         8.875            08/01/08            967,500
                                                                                                                        -----------
                                                                                                                          1,982,500
                                                                                                                        -----------

          BUSINESS EQUIPMENT/SERVICES - 1.82%
   2,000  Buhrmann U.S. Inc., Senior Subordinated Notes, Company Guaranteed ..        12.250            11/01/09          2,140,000
                                                                                                                        -----------

          CABLE TELEVISION - 9.75%
   1,000  Adelphia Communications Corporation, Senior Notes, Series B ........         9.875            03/01/07          1,007,500
   2,000  Charter Communications Holdings, LLC and Charter Communications
               Holdings Capital Corporation, Senior Notes ....................        10.750            10/01/09          2,140,000
   2,000  EchoStar Broadband Corporation, Senior Notes .......................        10.375            10/01/07          2,050,000
   1,000  Insight Midwest, L.P. and Insight Capital, Inc., Senior Notes ......         9.750            10/01/09          1,045,000
     500  Insight Midwest, L.P. and Insight Capital, Inc., Senior Notes* .....        10.500            11/01/10            537,500
   2,500  Mediacom LLC and Mediacom Capital Corp., Senior Notes* .............         9.500            01/15/13          2,456,250
   1,500  NTL Communications Corp., Senior Notes* ............................        11.875            10/01/10          1,365,000
   1,000  NTL Incorporated, Senior Notes, Series B ...........................        10.000            02/15/07            885,000
                                                                                                                        -----------
                                                                                                                         11,486,250
                                                                                                                        -----------

          CHEMICALS/PLASTICS - 3.31%
   1,000  Huntsman ICI Chemicals LLC, Senior Subordinated Notes,
               Company Guaranteed ............................................        10.125            07/01/09          1,035,000
   2,000  Lyondell Chemical Company, Senior Subordinated Notes,
               Company Guaranteed ............................................        10.875            05/01/09          2,030,000
     800  PMD Group, Inc., Senior Subordinated Notes, Company Guaranteed* ....        11.000            02/28/11            836,000
                                                                                                                        -----------
                                                                                                                          3,901,000
                                                                                                                        -----------

          COSMETICS/TOILETRIES - 0.72%
     800  Elizabeth Arden, Inc., Senior Secured Notes* .......................        11.750            02/01/11            844,000
                                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                             INTEREST          MATURITY
 (000'S)                                                                               RATE              DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          LONG-TERM DEBT INVESTMENTS (CONTINUED)
          ECOLOGICAL SERVICES/EQUIPMENT - 2.17%
  $2,500  Allied Waste North America, Inc., Senior Subordinated Notes,
               Series B, Company Guaranteed ..................................        10.000%           08/01/09        $ 2,562,500
                                                                                                                        -----------

          FOOD SERVICES - 2.20%
   2,500  Fleming Companies, Inc., Senior Notes* .............................        10.125            04/01/08          2,587,500
                                                                                                                        -----------

          FOOD/DRUG RETAILER - 1.01%
   1,257  Duane Reade Inc., Senior Subordinated Notes, Company Guaranteed ....         9.250            02/15/08          1,187,865
                                                                                                                        -----------

          FOREST PRODUCTS - 3.34%
   2,000  Owens-Illinois, Inc., Senior Notes .................................         7.850            05/15/04          1,670,000
   1,000  Riverwood International Corporation, Senior Notes,
               Company Guaranteed ............................................        10.625            08/01/07          1,030,000
   1,200  Stone Container Corporation, Senior Notes* .........................         9.750            02/01/11          1,230,000
                                                                                                                        -----------
                                                                                                                          3,930,000
                                                                                                                        -----------

          HEALTH CARE - 6.33%
   2,000  Manor Care, Inc., Senior Notes* ....................................         8.000            03/01/08          2,045,000
   1,750  Omnicare, Inc., Senior Subordinated Notes* .........................         8.125            03/15/11          1,793,750
   1,050  Team Health, Inc., Senior Subordinated Notes, Series B,
               Company Guaranteed ............................................        12.000            03/15/09          1,120,875
   1,000  Tenet Healthcare Corporation, Senior Notes, Series B ...............         9.250            09/01/10          1,111,250
   1,250  Triad Hospitals Holdings, Inc., Senior Subordinated Notes,
               Series B, Company Guaranteed ..................................        11.000            05/15/09          1,381,250
                                                                                                                        -----------
                                                                                                                          7,452,125
                                                                                                                        -----------

          HOME FURNISHINGS - 1.49%
   1,750  Simmons Company, Senior Subordinated Notes, Series B ...............        10.250            03/15/09          1,750,000
                                                                                                                        -----------

          HOTELS/MOTELS/CASINOS - 12.18%
   2,000  Ameristar Casinos, Inc., Senior Subordinated Notes* ................        10.750            02/15/09          2,055,000
   1,000  Argosy Gaming Company, Senior Subordinated Notes* ..................        10.750            06/01/09          1,080,000
   1,000  Argosy Gaming Company, Senior Subordinated Notes,
               Company Guaranteed ............................................        10.750            06/01/09          1,080,000
   1,000  Choctaw Resort Development Enterprise, Senior Notes* ...............         9.250            04/01/09          1,021,250
   2,000  HMH Properties, Inc., Senior Notes, Series B, Company Guaranteed ...         7.875            08/01/08          1,910,000
   1,000  Hollywood Casino Corporation, Senior Secured Notes,
               Company Guaranteed ............................................        11.250            05/01/07          1,065,000
   1,500  Mandalay Resort Group, Senior Subordinated Notes, Series B .........        10.250            08/01/07          1,552,500
   1,500  MGM Mirage Inc., Senior Subordinated Notes, Company Guaranteed .....         8.375            02/01/11          1,515,000

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                             INTEREST          MATURITY
 (000'S)                                                                               RATE              DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          LONG-TERM DEBT INVESTMENTS (CONTINUED)
          HOTELS/MOTELS/CASINOS (CONTINUED)
  $2,000  Park Place Entertainment Corporation, Senior Subordinated Notes ....         9.375%           02/15/07        $ 2,085,000
   1,000  Pinnacle Entertainment, Inc., Senior Subordinated Notes,
               Series B, Company Guaranteed ..................................         9.250            02/15/07            986,250
                                                                                                                        -----------
                                                                                                                         14,350,000
                                                                                                                        -----------

          LEISURE - 2.10%
   2,500  Bally Total Fitness Holding Corporation, Senior
               Subordinated Notes, Series D ..................................         9.875            10/15/07          2,468,750
                                                                                                                        -----------

          OIL & Gas - 3.02%
   1,500  Denbury Management, Inc., Senior Subordinated Notes,
               Company Guaranteed ............................................         9.000            03/01/08          1,440,000
     800  Key Energy Services, Inc., Senior Notes* ...........................         8.375            03/01/08            824,000
   1,000  R&B Falcon Corporation, Senior Notes ...............................        12.250            03/15/06          1,298,750
                                                                                                                        -----------
                                                                                                                          3,562,750
                                                                                                                        -----------

          RADIO/TELEVISION - 1.61%
   2,000  Young Broadcasting Inc., Senior Subordinated Notes, Series B,
               Company Guaranteed ............................................         9.000            01/15/06          1,895,000
                                                                                                                        -----------

          UTILITIES - 2.60%
   1,000  AES Corporation (The), Senior Notes ................................         9.500            06/01/09          1,060,000
   2,000  CMS Energy Corporation, Senior Notes ...............................         8.500            04/15/11          2,000,000
                                                                                                                        -----------
                                                                                                                          3,060,000
                                                                                                                        -----------

          WIRELESS TELECOMMUNICATIONS - 12.46%
   2,500  AirGate PCS, Inc., Senior Subordinated Discount Notes (1) ..........        13.500            10/01/09          1,525,000
   1,600  Alamosa Delaware Inc., Senior Notes* ...............................        12.500            02/01/11          1,596,000
   1,250  American Cellular Corporation, Senior Subordinated Notes* ..........         9.500            10/15/09          1,212,500
   2,000  American Tower Corporation, Senior Notes* ..........................         9.375            02/01/09          1,925,000
   1,000  Crown Castle International Corp., Senior Notes .....................        10.750            08/01/11          1,037,500
   1,500  Nextel Communications, Inc., Senior Serial Redeemable Notes ........         9.375            11/15/09          1,278,750
   1,500  Nextel Partners, Inc., Senior Notes ................................        11.000            03/15/10          1,308,750
   2,000  SBA Communications Corporation, Senior Notes* ......................        10.250            02/01/09          1,880,000
   1,500  TeleCorp PCS, Inc., Senior Subordinated Notes, Company Guaranteed ..        10.625            07/15/10          1,455,000
   1,500  Triton PCS Inc., Senior Subordinated Notes* ........................         9.375            02/01/11          1,455,000
                                                                                                                        -----------
                                                                                                                         14,673,500
                                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                             INTEREST          MATURITY
 (000'S)                                                                               RATE              DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          LONG-TERM DEBT INVESTMENTS (CONTINUED)
          WIRELINE TELECOMMUNICATIONS - 6.41%
  $1,000  Adelphia Business Solutions, Inc., Senior Subordinated Notes ........       12.000%           11/01/07        $   635,000
   1,000  Intermedia Communications Inc., Senior Discount Notes (1) ...........       12.500            05/15/06          1,010,000
   2,000  Level 3 Communications, Inc., Senior Notes ..........................       11.000            03/15/08          1,575,000
   2,500  McLeodUSA Incorporated, Senior Notes ................................       11.375            01/01/09          2,462,500
     800  Time Warner Telecom Inc., Senior Notes* .............................       10.125            02/01/11            804,000
   1,070  Time Warner Telecom LLC and Time Warner Telecom Inc., Senior Notes ..        9.750            07/15/08          1,064,650
                                                                                                                        -----------
                                                                                                                          7,551,150
                                                                                                                        -----------
          Total United States (cost - $91,384,774) ............................                                          92,063,015
                                                                                                                        -----------

          BERMUDA - 1.56%
          WIRELINE TELECOMMUNICATIONS - 1.56%
   2,000  Global Crossing Holdings Ltd., Senior Subordinated Debentures*
               (cost - $1,983,316) ............................................        8.700            08/01/07          1,840,000
                                                                                                                        -----------

          CANADA - 5.21%
          FOREST PRODUCTS - 2.62%
   1,000  Repap New Brunswick Inc., Senior Yankee Notes .......................       10.625            04/15/05          1,031,250
     500  Tembec Industries Inc., Senior Notes* ...............................        8.500            02/01/11            515,000
   1,500  Tembec Industries Inc., Senior Yankee Notes, Company Guaranteed .....        8.625            06/30/09          1,545,000
                                                                                                                        -----------
                                                                                                                          3,091,250
                                                                                                                        -----------

          WIRELESS TELECOMMUNICATIONS - 2.59%
   2,050  Clearnet Communications Inc., Senior Discount Yankee Notes (1) ......       10.125            05/01/09          1,732,250
   1,300  Microcell Telecommunications Inc., Senior Disscount Yankee Notes,
               Series B (1) ...................................................       14.000            06/01/06          1,313,000
                                                                                                                        -----------
                                                                                                                          3,045,250
                                                                                                                        -----------
          Total Canada (cost - $5,725,915) ....................................                                           6,136,500
                                                                                                                        -----------

          CAYMAN ISLANDS - 1.91%
          ELECTRONICS/ELECTRIC - 0.04%
      50  Seagate Technology International, Senior Subordinated Notes,
               Company Guaranteed* ............................................       12.500            11/15/07             50,000
                                                                                                                        -----------

          UTILITIES - 1.87%
   2,000  AES Drax Energy Ltd., Secured Notes* ................................       11.500            08/30/10          2,200,000
                                                                                                                        -----------
          Total Cayman Islands (cost - $2,192,863) ............................                                           2,250,000
                                                                                                                        -----------

          UNITED KINGDOM - 1.25%
          CABLE TELEVISION - 1.25%
   1,500  Telewest Communications plc, Debentures (cost - $1,402,132) .........       11.000            10/01/07          1,477,500
                                                                                                                        -----------
          Total Long-Term Debt Investments (cost - $102,689,000) ..............                                         103,767,015
                                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     INTEREST          MATURITY
 SHARES                                                                               RATE(S)            DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          EQUITY INVESTMENTS - 1.31%

          COMMON STOCKS - UNITED STATES - 0.00%
          WIRELINE TELECOMMUNICATIONS - 0.00%
   2,015  Viatel, Inc. (2) ...................................................         -                    -           $     1,133
   3,927  World Access, Inc. (2) .............................................         -                    -                   982
                                                                                                                        -----------
          Total Common Stocks - United States (cost - $69,878) ...............                                                2,115
                                                                                                                        -----------

          PREFERRED STOCKS - UNITED STATES - 1.31%
          CABLE TELEVISION - 0.21%
   2,500  Adelphia Communications Corporation, Cumulative Exchangeable
               Preferred Stock, Series B .....................................        13.000%               -               240,625
       1  Paxson Communications Corporation (3) ..............................        12.500                -                   748
                                                                                                                        -----------
                                                                                                                            241,373
                                                                                                                        -----------

          WIRELESS TELECOMMUNICATIONS - 1.10%
     977  Dobson Communications Corporation, Senior Exchangeable
               Preferred Stock (3) ...........................................   12.250 - 13.000            -               880,888
     543  Nextel Communications, Inc., Exchangeable Preferred Stock,
               Series E (3) ..................................................        11.125                -               415,822
                                                                                                                        -----------
                                                                                                                          1,296,710
                                                                                                                        -----------
          Total Preferred Stocks - United States (cost - $1,739,178) .........                                            1,538,083
                                                                                                                        -----------
          Total Equity Investments (cost - $1,809,056) .......................                                            1,540,198
                                                                                                                        -----------

 UNITS
--------
          WARRANTS - 0.00%

          UNITED STATES - 0.00%
          WIRELINE TELECOMMUNICATIONS - 0.00%
     250  Mpower Communications Corp.*(2) (cost - $8,750) ....................         -                10/01/04              3,750
                                                                                                                        -----------

 SHARES
--------
          SHORT-TERM INVESTMENTS - 8.67%

          INVESTMENT COMPANY - 0.18%
 210,864  Federated Investors, Trust for Short-Term
               U.S. Government Securities** (cost - $210,864) ................         4.870                -               210,864
                                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                             INTEREST          MATURITY
 (000'S)                                                                               RATE              DATE              VALUE
------------------------------------------------------------------------------------------------------------------------------------
          SHORT-TERM INVESTMENTS (CONTINUED)
          U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 8.49%
 $10,000  Federal Home Loan Bank, Discount Notes (cost - $9,998,611) .........         5.000%           04/02/01        $  9,998,611
                                                                                                                        ------------
          Total Short-Term Investments (cost - $10,209,475) ..................                                            10,209,475
                                                                                                                        ------------

          Total Investments - 98.08%
                (cost - $114,716,281) ........................................                                           115,520,438
          Other assets in excess of liabilities - 1.92% ......................                                             2,264,736
                                                                                                                        ------------
          Net Assets - 100.00% ...............................................                                          $117,785,174
                                                                                                                        ============

------------
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2001.
(1)  Coupon rate is zero until step-up date. Step-up rate is provided.
(2)  Non-income producing security.
(3) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                              INTEREST          MATURITY
 (000's)+                                                                              RATE(S)           DATE(S)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 95.86%
            ALGERIA - 0.99%
            SOVEREIGN - 0.99%
       144  Republic of Algeria, Loan Tranche I (1)(2) ..........................      5.813%            09/04/06        $   122,988
       180  Republic of Algeria, Loan Tranche III (1)(2) ........................       5.813            03/04/10            145,350
                                                                                                                         -----------
            Total Algeria (cost - $261,475) .....................................                                            268,338
                                                                                                                         -----------

            ARGENTINA - 10.75%
            SOVEREIGN - 10.75%
       660  Republic of Argentina (3) ...........................................  10.250 - 12.125  03/15/10 - 07/21/30      549,965
        98  Republic of Argentina, Bocon, Series PRE4 (2)(4)(5) .................       5.374            09/01/02             91,030
        80  Republic of Argentina, Bocon, Series PRO2 (2)(4)(5) .................       5.374            04/01/07             54,915
       200  Republic of Argentina, Bonos del Tesoro, Series BTO2 (4) ............       8.750            05/09/02            186,687
       150  Republic of Argentina, Bonos del Tesoro, Series BTO7 (4) ............      11.750            05/21/03            139,992
       330  Republic of Argentina, Bonos del Tesoro, Series BTO8 (4) ............      12.125            05/21/05            304,874
       378  Republic of Argentina, FRD (2)(5)(6) ................................       5.563            03/31/05            318,465
       450  Republic of Argentina, Par Bonds, Series L-GP (6)(7) ................       6.000            03/31/23            297,000
        70  Republic of Argentina, Secured Discount Bonds, Series L-GL (2)(6) ...       7.563            03/31/23             50,312
       140  Republic of Argentina, Senior Unsubordinated Bonds, Series BGL0 (3) .       8.375            12/20/03            121,625
        90  Republic of Argentina, Series XW (3) ................................      11.000            12/04/05             79,785
       365  Republic of Argentina, Unsubordinated Bonds (3) .....................  9.750 - 11.750   04/07/09 - 09/19/27      285,153
       125  Republic of Argentina, Unsubordinated Bonds, Series BGL4 (3) ........      11.000            10/09/06            108,125
       405  Republic of Argentina, Unsubordinated Bonds, Series BGL5 (3) ........      11.375            01/30/17            338,681
                                                                                                                         -----------
            Total Argentina (cost - $3,211,285) .................................                                          2,926,609
                                                                                                                         -----------

            BRAZIL - 11.10%
            SOVEREIGN - 11.10%
       455  Federal Republic of Brazil (3) ......................................  11.625 - 12.750  04/15/04 - 03/06/30      449,109
       530  Federal Republic of Brazil, Capitalization Bonds (5)(6)(7)(8) .......       8.000            04/15/14            406,396
       310  Federal Republic of Brazil, Collateralized Par Bonds (6)(7) .........       6.000            04/15/24            214,869
        40  Federal Republic of Brazil, Secured DCB (2)(5)(6) ...................       7.688            04/15/12             28,425
       475  Federal Republic of Brazil, Secured DCB, Series RG (2)(5)(6) ........       7.688            04/15/12            337,547
       240  Federal Republic of Brazil, Secured Discount Bonds (2)(6) ...........       7.625            04/15/24            180,750
        50  Federal Republic of Brazil, Secured FLIRB Bearer (2)(5)(6) ..........       7.625            04/15/09             40,062
       150  Federal Republic of Brazil, Secured NMB (2)(5)(6) ...................       7.688            04/15/09            127,125
       264  Federal Republic of Brazil, Series EI-L (2)(5)(6) ...................       7.625            04/15/06            239,580
     1,130  Federal Republic of Brazil, Unsubordinated Bonds (3) ................  11.000 - 14.500  10/15/09 - 08/17/40      998,590
                                                                                                                         -----------
            Total Brazil (cost - $3,067,940) ....................................                                          3,022,453
                                                                                                                         -----------

            BULGARIA - 3.29%
            SOVEREIGN - 3.29%
       385  Republic of Bulgaria, Collateralized Discount Bonds,
                 Series A (2)(6).................................................       6.313            07/28/24            290,916
       800  Republic of Bulgaria, Collateralized FLIRB, Series A (5)(6)(7) ......       3.000            07/28/12            605,500
                                                                                                                         -----------
            Total Bulgaria (cost - $782,214) ....................................                                            896,416
                                                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                              INTEREST          MATURITY
 (000's)+                                                                              RATE(S)           DATE(S)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            CHILE - 0.53%
            SOVEREIGN - 0.53%
       145  Republic of Chile, Notes (3) (cost - $136,510) ......................      6.875%            04/28/09        $   145,362
                                                                                                                         -----------

            CHINA - 0.03%
            CORPORATE - 0.03%
       120  Zhuhai Highway Co. Ltd. (9) (cost - $68,827) ........................         -              07/01/08              9,000
                                                                                                                         -----------

            COLOMBIA - 2.43%
            SOVEREIGN - 2.43%
       150  Republic of Colombia (3) ............................................      11.750            02/25/20            138,656
       425  Republic of Colombia, Unsubordinated Bonds (3) ......................   7.625 - 9.750   02/15/07 - 04/23/09      375,587
       150  Republic of Colombia, Unsubordinated Bonds, Series NOV (3) ..........       9.750            04/23/09            147,187
                                                                                                                         -----------
            Total Colombia (cost - $654,405) ....................................                                            661,430
                                                                                                                         -----------

            CROATIA - 0.69%
            SOVEREIGN - 0.69%
       194  Croatia, Series A (2)(6) (cost - $177,030) ..........................       6.250            07/31/10            187,760
                                                                                                                         -----------

            ECUADOR - 1.87%
            SOVEREIGN - 1.87%
       338  Republic of Ecuador (3)* ............................................      12.000            11/15/12            232,586
       454  Republic of Ecuador (3)(7)* .........................................       4.000            08/15/30            187,842
         4  Republic of Ecuador, Registered (3) .................................      12.000            11/15/12              2,752
       210  Republic of Ecuador, Registered (3)(7) ..............................       4.000            08/15/30             86,887
                                                                                                                         -----------
            Total Ecuador (cost - $329,801) .....................................                                            510,067
                                                                                                                         -----------

            MALAYSIA - 4.48%
            CORPORATE - 3.00%
       585  Petroliam Nasional Berhad, Unsubordinated Bonds, Registered (3)* ....   7.125 - 7.625   10/18/06 - 10/15/26      555,061
       250  Tenaga Nasional Berhad, Notes, Registered (10) ......................       7.875            06/15/04            262,083
                                                                                                                         -----------
                                                                                                                             817,144
                                                                                                                         -----------

            SOVEREIGN - 1.48%
       365  Malaysia (3) ........................................................       8.750            06/01/09            402,869
                                                                                                                         -----------
            Total Malaysia (cost - $1,167,611) ..................................                                          1,220,013
                                                                                                                         -----------

            MEXICO - 19.37%
            CORPORATE - 1.76%
       150  Banco Nacional de Comercio Exterier, Unsecured Debentures (3) .......       7.250            02/02/04            151,208
       300  Innova S. De R.L., Senior Notes (11)* ...............................      12.875            04/01/07            267,000
        60  Pemex Project Funding Master Trust, Company Guaranteed (3) ..........       9.125            10/13/10             60,900
                                                                                                                         -----------
                                                                                                                             479,108
                                                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                              INTEREST          MATURITY
 (000's)+                                                                              RATE(S)           DATE(S)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            SOVEREIGN - 17.61%
       500  Bancomext Trust Division, Bank Guaranteed, Registered (3) ...........      11.250%           05/30/06        $   557,350
MXP  9,903  Mex Bonos de Desarrollo (3) .........................................      13.500            03/02/06          1,025,899
       500  United Mexican States (3) ...........................................  11.375 - 11.500  09/15/16 - 05/15/26      590,201
       400  United Mexican States, Notes (3) ....................................   8.375 - 9.875   02/01/10 - 01/14/11      425,556
       250  United Mexican States, Secured Discount Bonds, Series A (2)(6) ......       7.533            12/31/19            242,500
       175  United Mexican States, Secured Discount Bonds, Series C (2)(6) ......       7.533            12/31/19            169,750
        20  United Mexican States, Secured Par Bonds, Series W-A (6) ............       6.250            12/31/19             17,875
     1,300  United Mexican States, Secured Par Bonds, Series W-B (6) ............       6.250            12/31/19          1,161,875
       550  United Mexican States, Series XW (3) ................................      10.375            02/17/09            605,688
                                                                                                                         -----------
                                                                                                                           4,796,694
                                                                                                                         -----------
            Total Mexico (cost - $5,110,814) ....................................                                          5,275,802
                                                                                                                         -----------

            MOROCCO - 1.59%
            SOVEREIGN - 1.59%
       487  The Kingdom of Morocco, Tranche A (1)(2) (cost - $393,293) ..........       7.563            01/01/09            432,865
                                                                                                                         -----------

            NIGERIA - 2.60%
            SOVEREIGN - 2.60%
       500  Central Bank of Nigeria, Collateralized Par Bonds,
                 Series WW (6)(7)(11) ...........................................       6.250            11/15/20            314,375
       704  Nigeria Promissory Notes (3)(7) .....................................       5.092            01/05/10            393,255
                                                                                                                         -----------
            Total Nigeria (cost - $752,807) .....................................                                            707,630
                                                                                                                         -----------

            PANAMA - 3.95%
            SOVEREIGN - 3.95%
       535  The Republic of Panama (3) ..........................................   8.875 - 9.625   02/08/11 - 04/01/29      512,044
       670  The Republic of Panama, IRD (2)(5)(6) ...............................       4.500            07/17/14            562,800
                                                                                                                         -----------
            Total Panama (cost - $1,042,196) ....................................                                          1,074,844
                                                                                                                         -----------

            PERU - 2.14%
            SOVEREIGN - 2.14%
       480  The Republic of Peru, Collateralized FLIRB (5)(6)(7) ................       4.000            03/07/17            299,400
       240  The Republic of Peru, PDI Bonds (2)(6) ..............................       4.500            03/07/17            164,100
       176  The Republic of Peru, PDI Bonds (2)(6)* .............................       4.500            03/07/17            120,340
                                                                                                                         -----------
            Total Peru (cost - $583,843) ........................................                                            583,840
                                                                                                                         -----------

            PHILIPPINES - 3.85%
            SOVEREIGN - 3.85%
       505  Republic of the Philippines (3) .....................................   9.500 - 9.875   01/15/19 - 10/21/24      458,729
       460  Republic of the Philippines, Notes (3) ..............................  9.875 - 10.625   03/16/10 - 03/16/25      419,316
       180  Republic of the Philippines, Unsecured Bonds (3) ....................       8.875            04/15/08            169,650
                                                                                                                         -----------
            Total Philippines (cost - $1,043,700) ...............................                                          1,047,695
                                                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                              INTEREST          MATURITY
 (000's)+                                                                              RATE(S)           DATE(S)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            POLAND - 3.67%
            SOVEREIGN - 3.67%
       175  The Republic of Poland, Collateralized, Series RSTA (6)(7) .........       4.250%            10/27/24        $   139,781
       175  The Republic of Poland, Collateralized Par Bonds (6)(7) ............        3.750            10/27/24            127,313
       750  The Republic of Poland, Series PDIB (6)(7) .........................        6.000            10/27/14            731,719
                                                                                                                         -----------
            Total Poland (cost - $933,361) .....................................                                             998,813
                                                                                                                         -----------

            RUSSIA - 7.51%
            SOVEREIGN - 7.51%
       160  Russian Federation, Senior Unsubordinated Bonds, Registered (3) ....       11.750            06/10/03            156,800
       231  Russian Federation, Unsubordinated Bonds (3)(5)* ...................        8.250            03/31/10            156,003
     1,626  Russian Federation, Unsubordinated Bonds (3)(5)(7)* ................        2.500            03/31/30            655,643
     1,130  Russian Federation, Unsubordinated Bonds, Registered (3) ...........   8.750 - 12.750   07/24/05 - 06/24/28      906,073
       425  Russian Federation, Unsubordinated Bonds, Registered (3)(5)(7) .....        2.500            03/31/30            171,328
                                                                                                                         -----------
            Total Russia (cost - $1,522,239) ...................................                                           2,045,847
                                                                                                                         -----------

            SOUTH AFRICA - 1.46%
            SOVEREIGN - 1.46%
       240  Republic of South Africa (3) .......................................        9.125            05/19/09            253,200
       150  Republic of South Africa, Notes (12) ...............................        8.500            06/23/17            145,125
                                                                                                                         -----------
            Total South Africa (cost - $374,231) ...............................                                             398,325
                                                                                                                         -----------

            SOUTH KOREA - 4.02%
            CORPORATE - 2.38%
       520  Cho Hung Bank, Subordinated Notes ..................................       11.500            04/01/10            517,400
       130  Hanvit Bank, Registered (1)(7) .....................................       12.750            03/01/10            131,300
                                                                                                                         -----------
                                                                                                                             648,700
                                                                                                                         -----------

            SOVEREIGN - 1.64%
       400  Republic of Korea, Unsecured Unsubordinated Bonds (3) ..............        8.875            04/15/08            445,750
                                                                                                                         -----------
            Total South Korea (cost - $1,071,959) ..............................                                           1,094,450
                                                                                                                         -----------

            TURKEY - 4.18%
            CORPORATE - 0.75%
       270  Export Credit Bank of Turkey, Unsubordinated Bonds, Registered (3)..       11.500            02/25/05            205,200
                                                                                                                         -----------

            SOVEREIGN - 3.43%
       375  Republic of Turkey (3) .............................................       11.750            06/15/10            297,188
       795  Republic of Turkey, Senior Unsubordinated Bonds (3) ................  11.875 - 12.375   06/15/09 - 01/15/30      637,697
                                                                                                                         -----------
                                                                                                                             934,885
                                                                                                                         -----------
            Total Turkey (cost - $1,493,771) ...................................                                           1,140,085
                                                                                                                         -----------

            UKRAINE - 0.79%
            SOVEREIGN - 0.79%
       310  Ukraine Government, Unsecured Senior Notes, Registered (3)(5)
                 (cost - $204,921) .............................................       11.000            03/15/07            215,883
                                                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                              INTEREST          MATURITY
 (000's)+                                                                              RATE(S)           DATE(S)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            VENEZUELA - 4.57%
            SOVEREIGN - 4.57%
       990  Republic of Venezuela (3) ...........................................  9.250 - 13.625%  08/15/18 - 09/15/27  $   699,394
       310  Republic of Venezuela, FLIRD, Series A (2)(5)(6) ....................       5.688            03/31/07            256,515
        48  Republic of Venezuela, FLIRD, Series B (2)(5)(6) ....................       5.688            03/31/07             39,468
       325  Republic of Venezuela, Par Bonds, Series W-A (6)(13) ................       6.750            03/31/20            250,250
                                                                                                                         -----------
            Total Venezuela (cost - $1,186,437) .................................                                          1,245,627
                                                                                                                         -----------
            Total Long-Term Debt Investments (cost - $25,570,670) ...............                                         26,109,154
                                                                                                                         -----------

            SHORT-TERM INVESTMENT-- 0.42%

            GRAND CAYMAN - 0.42%
       116  Brown Brothers Harriman & Co. (cost - $116,000) .....................       4.270               **               116,000
                                                                                                                         -----------

            Total Investments -- 96.28%
                 (cost - $25,686,670) ...........................................                                         26,225,154
            Other assets in excess of liabilities -- 3.72% ......................                                          1,012,376
                                                                                                                         -----------
            Net Assets-- 100.00% ................................................                                        $27,237,530
                                                                                                                         ===========

---------------
+      Denominated in United States dollars unless otherwise indicated.
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Variable rate call account. Rate resets on a daily basis, amounts available generally on the same business day.
(1)    Loan Participations.
(2)    Adjustable rate; rate based on London Interbank Offered Rate (LIBOR).
(3)    Global/Eurobonds.
(4)    Domestic bonds.
(5)    Pro-rata sinking fund has been established.
(6)    Brady bonds.
(7)    Step-up coupon; coupon increases at periodic intervals.
(8) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(9) The coupon payments on this subordinated bond which were due and payable on July 1, 2000 and January 2, 2001 have not been received by bondholders. The bond is rated D by Standard & Poor's Rating Service ("S&P") and C by Moody's Investors Service, Inc. ("Moody's"). Also, senior notes of the issuer are now in payment default, and are now rated D by S&P and Caa2 by Moody's.
(10)   Quasi-government bonds.
(11)   With an additional 2,250 warrants attached, with no market value.
(12)   Yankee bonds.
(13) With an additional 9,635 value recovery rights attached, with no market value.
DCB    Debt Conversion Bonds.
FLIRB  Front Loaded Interest Reduction Bonds.
FLIRD  Front Loaded Interest Reduction Debentures.
FRD    Floating Rate Debentures.
IRD    Interest Reduction Debentures.
MXP    Mexican Peso.
NMB    New Money Bonds.
PDI    Past Due Interest.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 2001

                                                                                  INCOME       HIGH YIELD TOTAL   EMERGING MARKETS
                                                                                 PORTFOLIO     RETURN PORTFOLIO    DEBT PORTFOLIO
                                                                                 ---------     ----------------   ----------------
ASSETS
   Investments, at value (cost - $24,924,521, $114,716,281
     and $25,686,670, respectively) .....................................      $  25,282,190     $ 115,520,438     $  26,225,154
   Interest and dividends receivable ....................................            274,441         2,540,332           661,090
   Receivable for Portfolio shares sold .................................            219,471           571,172            91,056
   Receivable for investments sold ......................................            126,634                --           507,341
   Receivable from investment adviser ...................................             27,556                --                --
   Deferred organization expenses and other assets ......................             48,920            63,701            28,585
                                                                               -------------     -------------     -------------
       Total assets .....................................................         25,979,212       118,695,643        27,513,226
                                                                               -------------     -------------     -------------

LIABILITIES
   Payable for investments purchased ....................................          1,006,979                --            10,962
   Dividends payable ....................................................             38,532           342,955            85,355
   Payable for Portfolio shares repurchased .............................              4,643           274,440            23,231
   Distribution and service fees payable (Class A, B and C shares) ......             23,409           167,794            32,669
   Custodian fee payable ................................................              1,169             2,268            23,231
   Administration fee payable ...........................................              2,914            14,942             3,514
   Advisory fee payable .................................................                 --             5,863             9,118
   Unrealized loss on open forward foreign currency exchange contracts ..                 --                --            13,761
   Accrued expenses .....................................................             64,638           102,207            73,855
                                                                               -------------     -------------     -------------
       Total liabilities ................................................          1,142,284           910,469           275,696
                                                                               -------------     -------------     -------------

NET ASSETS
   Capital stock, $0.001 par value (unlimited shares of
     beneficial interest authorized) ....................................              2,070            13,470             2,623
   Paid-in capital ......................................................         25,020,224       151,583,051        29,971,598
   Undistributed net investment income ..................................                 --            32,020                --
   Accumulated net realized loss from investments and foreign
     currency related transactions, if any ..............................           (543,035)      (34,647,524)       (3,261,509)
   Net unrealized appreciation on investments and foreign
     currency related transactions, if any ..............................            357,669           804,157           524,818
                                                                               -------------     -------------     -------------
       Net assets .......................................................      $  24,836,928     $ 117,785,174     $  27,237,530
                                                                               =============     =============     =============

CLASS A
   Net assets ...........................................................      $   8,315,710     $  69,132,521     $  22,050,856
                                                                               -------------     -------------     -------------
   Shares of beneficial interest outstanding ............................            693,280         7,906,082         2,120,853
                                                                               -------------     -------------     -------------
   Net asset value per share ............................................             $11.99             $8.74            $10.40
                                                                                      ======             =====            ======
   Maximum offering price per share (net asset value plus
     sales charge of 4.50%* of the offering price) ......................             $12.55             $9.15            $10.89
                                                                                      ======             =====            ======

CLASS B
   Net assets ...........................................................      $   4,860,832     $  26,335,641     $   1,946,476
                                                                               -------------     -------------     -------------
   Shares of beneficial interest outstanding ............................            405,247         3,011,751           188,711
                                                                               -------------     -------------     -------------
   Net asset value and offering price per share** .......................             $11.99             $8.74            $10.31
                                                                                      ======             =====            ======

CLASS C
   Net assets ...........................................................      $   3,339,327     $  22,317,012     $   3,240,198
                                                                               -------------     -------------     -------------
   Shares of beneficial interest outstanding ............................            278,399         2,552,221           313,896
                                                                               -------------     -------------     -------------
   Net asset value and offering price per share** .......................             $11.99             $8.74            $10.32
                                                                                      ======             =====            ======

CLASS Y
   Net assets ...........................................................      $   8,321,059                --                --
                                                                               -------------     -------------     -------------
   Shares of beneficial interest outstanding ............................            693,714                --                --
                                                                               -------------     -------------     -------------
   Net asset value, offering and redemption price per share .............             $11.99                --                --
                                                                                      ======             =====            ======

--------------
*    On investments of $500,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            STATEMENTS OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 2001

                                                                                  INCOME       HIGH YIELD TOTAL   EMERGING MARKETS
                                                                                 PORTFOLIO     RETURN PORTFOLIO    DEBT PORTFOLIO
                                                                                 ---------     ----------------   ----------------

INVESTMENT INCOME
   Interest* ............................................................      $   1,088,102      $ 10,000,804      $  3,226,004
   Dividends ............................................................                 --           379,763                --
                                                                               -------------      ------------      ------------
                                                                                   1,088,102        10,380,567         3,226,004
                                                                               -------------      ------------      ------------

EXPENSES
   Advisory fees ........................................................             70,036           564,471           292,875
   Transfer agent fees and expenses .....................................            158,450           166,638           102,217
   Accounting fees ......................................................             73,037           134,135            90,002
   Distribution and service fees - Class A ..............................             20,288           173,926            85,456
   Distribution and service fees - Class B ..............................             28,948           230,032            18,083
   Distribution and service fees - Class C ..............................             23,162           206,156            29,437
   Administration fees ..................................................             23,345           141,113            43,709
   Legal and auditing fees ..............................................             50,002            50,499            60,301
   Federal and state registration fees ..................................             39,793            52,437            43,196
   Reports and notices to shareholders ..................................              9,501            50,901            20,199
   Custodian fees and expenses ..........................................             10,183            19,142            42,000
   Insurance expenses ...................................................              8,814             9,240             9,112
   Trustees' fees and expenses ..........................................              8,501             7,701             8,501
   Amortization of organization expenses ................................                 --            12,275                --
   Other ................................................................              5,105             6,747            11,555
                                                                               -------------      ------------      ------------
       Total expenses before waivers and related reimbursements .........            529,165         1,825,413           856,643
       Less: waivers and related reimbursements .........................           (385,223)         (608,526)         (308,856)
                                                                               -------------      ------------      ------------
       Total expenses after waivers and related reimbursements ..........            143,942         1,216,887           547,787
                                                                               -------------      ------------      ------------
   Net investment income ................................................            944,160         9,163,680         2,678,217
                                                                               -------------      ------------      ------------

NETREALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
       Investments ......................................................           (107,724)      (23,442,118)          639,539
       Foreign currency related transactions ............................                 --             3,778            (5,636)
   Net change in unrealized appreciation/(depreciation) on:
       Investments ......................................................            710,450        12,737,866        (1,287,794)
       Foreign currency related transactions ............................                 --                --           (17,225)
                                                                               -------------      ------------      ------------
   Net realized and unrealized gain/(loss) on investments ...............            602,726       (10,700,474)         (671,116)
                                                                               -------------      ------------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........      $   1,546,886      $ (1,536,794)     $  2,007,101
                                                                               =============      ============      ============

------------
* Net of foreign withholding taxes of $3,048 for the Emerging Markets Debt Portfolio.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 INCOME                      HIGH YIELD TOTAL                 EMERGING MARKETS
                                                PORTFOLIO                    RETURN PORTFOLIO                 DEBT PORTFOLIO
                                       ----------------------------    ----------------------------    ----------------------------
                                                 FOR THE                         FOR THE                          FOR THE
                                               FISCAL YEARS                    FISCAL YEARS                    FISCAL YEARS
                                              ENDED MARCH 31,                 ENDED MARCH 31,                 ENDED MARCH 31,
                                       ----------------------------    ----------------------------    ----------------------------
                                           2001           2000             2001            2000            2001            2000
                                       ------------    ------------    ------------    ------------    ------------    ------------
INCREASE/(DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income ............   $    944,160    $    772,173    $  9,163,680    $ 10,644,604    $  2,678,217    $  2,952,266
  Net realized gain/(loss) from
   investments and foreign
   currency related transactions,
   if any ..........................       (107,724)       (426,746)    (23,438,340)     (9,640,254)        633,903         207,619
  Net change in unrealized
   appreciation/(depreciation) on
   investments and foreign
   currency related transactions,
   if any ..........................        710,450        (237,372)     12,737,866      (6,413,837)     (1,305,019)      4,415,644
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Net increase/(decrease) in
   net assets resulting from
   operations ......................      1,546,886         108,055      (1,536,794)     (5,409,487)      2,007,101       7,575,529
                                       ------------    ------------    ------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM
  Net investment income
   Class A shares ..................       (360,915)       (287,824)     (4,999,212)     (5,826,234)     (2,266,869)     (2,695,204)
   Class B shares ..................       (160,711)       (103,053)     (2,178,629)     (2,454,402)       (159,013)       (141,858)
   Class C shares ..................       (129,207)       (109,008)     (1,953,819)     (2,378,968)       (258,009)       (188,282)
   Class Y shares ..................       (293,327)       (272,288)             --              --              --              --
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                           (944,160)       (772,173)     (9,131,660)    (10,659,604)     (2,683,891)     (3,025,344)
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Net realized capital gains
   Class A shares ..................             --            (741)             --              --              --              --
   Class B shares ..................             --            (330)             --              --              --              --
   Class C shares ..................             --            (300)             --              --              --              --
   Class Y shares ..................             --            (711)             --              --              --              --
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                                 --          (2,082)             --              --              --              --
                                       ------------    ------------    ------------    ------------    ------------    ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the
   sale of shares ..................     21,523,945       5,724,901      67,107,610      43,646,464       8,593,909       7,512,688
  Cost of shares repurchased .......    (11,716,000)     (4,094,378)    (30,778,779)    (50,723,201)    (15,473,961)    (14,026,898)
  Shares issued in reinvestment
   of dividends ....................        593,879         498,729       4,906,398       5,537,955       1,718,915       1,889,157
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Net increase/(decrease) in
   net assets derived from shares
   of beneficial interest
   transactions ....................     10,401,824       2,129,252      41,235,229      (1,538,782)     (5,161,137)     (4,625,053)
                                       ------------    ------------    ------------    ------------    ------------    ------------
  Total increase/(decrease)
   in net assets ...................     11,004,550       1,463,052      30,566,775     (17,607,873)     (5,837,927)        (74,868)
NET ASSETS
  Beginning of year ................     13,832,378      12,369,326      87,218,399     104,826,272      33,075,457      33,150,325
                                       ------------    ------------    ------------    ------------    ------------    ------------
  End of year* .....................   $ 24,836,928    $ 13,832,378    $117,785,174    $ 87,218,399    $ 27,237,530    $ 33,075,457
                                       ============    ============    ============    ============    ============    ============

-------------

*    Includes undistributed net investment income as follows:

                                              FOR THE FISCAL
                                           YEARS ENDED MARCH 31,
                                       ----------------------------
                                           2001            2000
                                       ------------    ------------
  High Yield Total Return Portfolio ..      $32,020              --
  Emerging Markets Debt Portfolio ....           --         $12,870

  The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                   NET                        NET
                                                                  ASSET                   REALIZED AND     DIVIDENDS   DISTRIBUTIONS
                                                                  VALUE,        NET        UNREALIZED      FROM NET      FROM NET
                                                                BEGINNING    INVESTMENT  GAIN/(LOSS) ON   INVESTMENT     REALIZED
                                                                OF PERIOD    INCOME*(1)  INVESTMENTS*(2)    INCOME     CAPITAL GAINS
                                                                ---------    ----------  ---------------    ------     -------------
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..................   $   11.53     $    0.73     $    0.46     $   (0.73)           --
  For the fiscal year ended March 31, 2000 ..................       12.15          0.70         (0.62)        (0.70)           --
  For the fiscal year ended March 31, 1999 ..................       12.37          0.74         (0.03)        (0.74)    $   (0.19)
  For the fiscal year ended March 31, 1998 ..................       12.03          0.76          0.36         (0.76)        (0.02)
  For the fiscal year ended March 31, 1997 ..................       12.26          0.73         (0.20)        (0.73)        (0.03)
CLASS B
  For the fiscal year ended March 31, 2001 ..................       11.53          0.65          0.46         (0.65)           --
  For the fiscal year ended March 31, 2000 ..................       12.15          0.63         (0.62)        (0.63)           --
  For the fiscal year ended March 31, 1999 ..................       12.37          0.65         (0.03)        (0.65)        (0.19)
  For the period February 2, 1998** through March 31, 1998 ..       12.47          0.10         (0.10)        (0.10)           --
CLASS C
  For the fiscal year ended March 31, 2001 ..................       11.53          0.65          0.46         (0.65)           --
  For the fiscal year ended March 31, 2000 ..................       12.15          0.63         (0.62)        (0.63)           --
  For the fiscal year ended March 31, 1999 ..................       12.37          0.65         (0.03)        (0.65)        (0.19)
  For the fiscal year ended March 31, 1998 ..................       12.03          0.70          0.36         (0.70)        (0.02)
  For the fiscal year ended March 31, 1997 ..................       12.26          0.68         (0.20)        (0.68)        (0.03)
CLASS Y
  For the fiscal year ended March 31, 2001 ..................       11.53          0.77          0.46         (0.77)           --
  For the fiscal year ended March 31, 2000 ..................       12.15          0.74         (0.62)        (0.74)           --
  For the fiscal year ended March 31, 1999 ..................       12.37          0.78         (0.03)        (0.78)        (0.19)
  For the fiscal year ended March 31, 1998 ..................       12.03          0.80          0.36         (0.80)        (0.02)
  For the fiscal year ended March 31, 1997 ..................       12.26          0.77         (0.20)        (0.77)        (0.03)
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..................        9.78          0.94         (1.04)        (0.94)           --
  For the fiscal year ended March 31, 2000 ..................       11.36          1.08         (1.58)        (1.08)           --
  For the fiscal year ended March 31, 1999 ..................       12.73          1.11         (1.32)        (1.11)        (0.05)
  For the period January 2, 1998*** through March 31, 1998 ..       12.00          0.26          0.73         (0.26)           --

CLASS B
  For the fiscal year ended March 31, 2001 ..................        9.78          0.88         (1.04)        (0.88)           --
  For the fiscal year ended March 31, 2000 ..................       11.36          1.01         (1.58)        (1.01)           --
  For the fiscal year ended March 31, 1999 ..................       12.73          1.04         (1.32)        (1.04)        (0.05)
  For the period January 2, 1998*** through March 31, 1998 ..       12.00          0.24          0.73         (0.24)           --

CLASS C
  For the fiscal year ended March 31, 2001 ..................        9.78          0.88         (1.04)        (0.88)           --
  For the fiscal year ended March 31, 2000 ..................       11.36          1.01         (1.58)        (1.01)           --
  For the fiscal year ended March 31, 1999 ..................       12.73          1.04         (1.32)        (1.04)        (0.05)
  For the period January 2, 1998*** through March 31, 1998 ..       12.00          0.24          0.73         (0.24)           --

----------------
  * Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
 **   Commencement of intial public offering.
***  Commencement of investment operations.
(1)  Reflects waivers and related reimbursments.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For High Yield Total Return Portfolio, net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions, if any.

The accompanying notes are an integral part of the financial statements.

                                                                    NET
                                                                   ASSET
                                                                   VALUE,          TOTAL         NET ASSETS,        RATIO OF
                                                                   END OF        INVESTMENT    END OF PERIOD       EXPENSES TO
                                                                   PERIOD         RETURN(3)   (000's OMITTED)  AVERAGE NET ASSETS(1)
                                                                   ------         ---------   ---------------  ---------------------
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..................     $   11.99         10.68%       $   8,316           0.80%
  For the fiscal year ended March 31, 2000 ..................         11.53          0.77            5,071           0.80
  For the fiscal year ended March 31, 1999 ..................         12.15          5.77            4,775           0.80
  For the fiscal year ended March 31, 1998 ..................         12.37          9.43            2,926           0.80
  For the fiscal year ended March 31, 1997 ..................         12.03          4.40            3,367           0.80
CLASS B
  For the fiscal year ended March 31, 2001 ..................         11.99          9.96            4,861           1.45
  For the fiscal year ended March 31, 2000 ..................         11.53          0.12            2,027           1.45
  For the fiscal year ended March 31, 1999 ..................         12.15          5.09            1,121           1.45
  For the period February 2, 1998** through March 31, 1998 ..         12.37         (0.04)(4)           18           1.45(5)
CLASS C
  For the fiscal year ended March 31, 2001 ..................         11.99          9.96            3,339           1.45
  For the fiscal year ended March 31, 2000 ..................         11.53          0.12            1,971           1.45
  For the fiscal year ended March 31, 1999 ..................         12.15          5.08            2,067           1.45
  For the fiscal year ended March 31, 1998 ..................         12.37          8.92            1,403           1.28
  For the fiscal year ended March 31, 1997 ..................         12.03          3.99            1,018           1.20
CLASS Y
  For the fiscal year ended March 31, 2001 ..................         11.99         11.07            8,321           0.45
  For the fiscal year ended March 31, 2000 ..................         11.53          1.13            4,763           0.45
  For the fiscal year ended March 31, 1999 ..................         12.15          6.13            4,406           0.45
  For the fiscal year ended March 31, 1998 ..................         12.37          9.81            4,339           0.45
  For the fiscal year ended March 31, 1997 ..................         12.03          4.77           13,486           0.45
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..................          8.74         (1.07)          69,132           1.00
  For the fiscal year ended March 31, 2000 ..................          9.78         (4.68)          44,991           1.00
  For the fiscal year ended March 31, 1999 ..................         11.36         (1.57)          55,367           1.00
  For the period January 2, 1998*** through March 31, 1998 ..         12.73          8.30           18,301           1.00(5)

CLASS B
  For the fiscal year ended March 31, 2001 ..................          8.74         (1.71)          26,336           1.65
  For the fiscal year ended March 31, 2000 ..................          9.78         (5.29)          23,520           1.65
  For the fiscal year ended March 31, 1999 ..................         11.36         (2.21)          23,395           1.65
  For the period January 2, 1998*** through March 31, 1998 ..         12.73          8.13            6,013           1.65(5)

CLASS C
  For the fiscal year ended March 31, 2001 ..................          8.74         (1.71)          22,317           1.65
  For the fiscal year ended March 31, 2000 ..................          9.78         (5.29)          18,707           1.65
  For the fiscal year ended March 31, 1999 ..................         11.36         (2.21)          26,064           1.65
  For the period January 2, 1998*** through March 31, 1998 ..         12.73          8.13           11,298           1.65(5)

                                                                                        INCREASE/(DECREASE)
                                                                                           REFLECTED IN
                                                                    RATIO OF              EXPENSE AND NET
                                                                 NET INVESTMENT       INVESTMENT INCOME RATIOS     PORTFOLIO
                                                                    INCOME TO            DUE TO WAIVERS AND        TURNOVER
                                                              AVERAGE NET ASSETS(1)    RELATED REIMBURSEMENTS        RATE
                                                              ---------------------   ------------------------     ---------
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..................         6.22%                    2.48%                 174.46%
  For the fiscal year ended March 31, 2000 ..................         5.99                     3.13                  158.47
  For the fiscal year ended March 31, 1999 ..................         5.83                     2.98                  107.21
  For the fiscal year ended March 31, 1998 ..................         6.13                     1.86                  244.78
  For the fiscal year ended March 31, 1997 ..................         5.99                     1.73                  262.95
CLASS B
  For the fiscal year ended March 31, 2001 ..................         5.55                     2.48                  174.46
  For the fiscal year ended March 31, 2000 ..................         5.34                     3.13                  158.47
  For the fiscal year ended March 31, 1999 ..................         5.16                     2.81                  107.21
  For the period February 2, 1998** through March 31, 1998 ..         5.22(4)(5)               0.48(4)(5)            244.78
CLASS C
  For the fiscal year ended March 31, 2001 ..................         5.55                     2.48                  174.46
  For the fiscal year ended March 31, 2000 ..................         5.33                     3.13                  158.47
  For the fiscal year ended March 31, 1999 ..................         5.28                     3.18                  107.21
  For the fiscal year ended March 31, 1998 ..................         5.60                     1.80                  244.78
  For the fiscal year ended March 31, 1997 ..................         5.57                     1.74                  262.95
CLASS Y
  For the fiscal year ended March 31, 2001 ..................         6.52                     2.48                  174.46
  For the fiscal year ended March 31, 2000 ..................         6.36                     3.13                  158.47
  For the fiscal year ended March 31, 1999 ..................         6.27                     3.23                  107.21
  For the fiscal year ended March 31, 1998 ..................         6.39                     1.78                  244.78
  For the fiscal year ended March 31, 1997 ..................         6.34                     1.73                  262.95
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..................        10.03                     0.64                  122.83
  For the fiscal year ended March 31, 2000 ..................        10.14                     0.58                   70.61
  For the fiscal year ended March 31, 1999 ..................         9.37                     0.74                  101.75
  For the period January 2, 1998*** through March 31, 1998 ..         9.14(5)                 1.67(5)                139.61
CLASS B
  For the fiscal year ended March 31, 2001 ..................         9.45                     0.64                  122.83
  For the fiscal year ended March 31, 2000 ..................         9.49                     0.59                   70.61
  For the fiscal year ended March 31, 1999 ..................         8.76                     0.73                  101.75
  For the period January 2, 1998*** through March 31, 1998 ..         8.46(5)                  1.68(5)               139.61
CLASS C
  For the fiscal year ended March 31, 2001 ..................         9.45                     0.64                  122.83
  For the fiscal year ended March 31, 2000 ..................         9.49                     0.59                   70.61
  For the fiscal year ended March 31, 1999 ..................         8.73                     0.73                  101.75
  For the period January 2, 1998*** through March 31, 1998 ..         8.46(5)                  1.67(5)               139.61

-----------------
(3) Total investment return does not consider the effects of sales charges or contigingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparible to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                   NET                        NET
                                                                  ASSET                   REALIZED AND     DIVIDENDS   DISTRIBUTIONS
                                                                  VALUE,        NET        UNREALIZED      FROM NET      FROM NET
                                                                BEGINNING    INVESTMENT  GAIN/(LOSS) ON   INVESTMENT     REALIZED
                                                                OF PERIOD    INCOME*(1)  INVESTMENTS*(2)    INCOME     CAPITAL GAINS
                                                                ---------    ----------  ---------------    ------     -------------
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..................    $ 10.58     $  0.97         $ (0.18)      $ (0.97)           --
  For the fiscal year ended March 31, 2000 ..................       9.27        0.83            1.31         (0.83)           --
  For the fiscal year ended March 31, 1999 ..................      12.00        1.05           (2.60)        (1.01)      $ (0.17)
  For the fiscal year ended March 31, 1998 ..................      11.14        0.91            1.17         (0.92)        (0.30)
  For the fiscal year ended March 31, 1997 ..................       9.02        0.85            2.10         (0.83)           --
CLASS B
  For the fiscal year ended March 31, 2001 ..................      10.50        0.90           (0.19)        (0.90)           --
  For the fiscal year ended March 31, 2000 ..................       9.19        0.76            1.31         (0.76)           --
  For the fiscal year ended March 31, 1999 ..................      11.95        0.98           (2.60)        (0.97)        (0.17)
  For the period January 12, 1998** through March 31, 1998 ..      11.33        0.21            0.61         (0.20)           --
CLASS C
  For the fiscal year ended March 31, 2001 ..................      10.51        0.90           (0.19)        (0.90)           --
  For the fiscal year ended March 31, 2000 ..................       9.20        0.76            1.31         (0.76)           --
  For the fiscal year ended March 31, 1999 ..................      11.95        0.98           (2.59)        (0.97)        (0.17)
  For the fiscal year ended March 31, 1998 ..................      11.14        0.97            1.04         (0.90)        (0.30)
  For the fiscal year ended March 31, 1997 ..................       9.04        0.84            2.07         (0.81)           --

-------------
  * Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions. For fiscal years ended prior to March 31, 2000, shares were calculated based on shares outstanding on the first and last day of the respective periods.
 **  Commencement of intial public offering.
(1)  Reflects waivers and related reimbursments.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.

The accompanying notes are an integral part of the financial statements.

                                                                    NET
                                                                   ASSET
                                                                   VALUE,          TOTAL         NET ASSETS,        RATIO OF
                                                                   END OF        INVESTMENT    END OF PERIOD       EXPENSES TO
                                                                   PERIOD         RETURN(3)   (000's OMITTED)  AVERAGE NET ASSETS(1)
                                                                   ------         ---------   ---------------  ---------------------
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..................     $ 10.40            7.98%        $22,051              1.75%
  For the fiscal year ended March 31, 2000 ..................       10.58           24.54          28,517              1.75
  For the fiscal year ended March 31, 1999 ..................        9.27          (12.40)         29,526              1.75
  For the fiscal year ended March 31, 1998 ..................       12.00           19.31          33,448              1.75
  For the fiscal year ended March 31, 1997 ..................       11.14           33.48          33,185              2.00
CLASS B
  For the fiscal year ended March 31, 2001 ..................       10.31            7.16           1,947              2.40
  For the fiscal year ended March 31, 2000 ..................       10.50           23.88           1,808              2.40
  For the fiscal year ended March 31, 1999 ..................        9.19          (13.08)          1,459              2.40
  For the period January 12, 1998** through March 31, 1998 ..       11.95            7.29(4)          566              2.40(5)
CLASS C
  For the fiscal year ended March 31, 2001 ..................       10.32            7.16           3,240              2.40
  For the fiscal year ended March 31, 2000 ..................       10.51           23.86           2,750              2.40
  For the fiscal year ended March 31, 1999 ..................        9.20          (12.99)          2,165              2.40
  For the fiscal year ended March 31, 1998 ..................       11.95           18.66           4,317              2.40
  For the fiscal year ended March 31, 1997 ..................       11.14           32.97           2,583              2.40

                                                                                        INCREASE/(DECREASE)
                                                                                           REFLECTED IN
                                                                    RATIO OF              EXPENSE AND NET
                                                                 NET INVESTMENT       INVESTMENT INCOME RATIOS     PORTFOLIO
                                                                    INCOME TO            DUE TO WAIVERS AND        TURNOVER
                                                              AVERAGE NET ASSETS(1)    RELATED REIMBURSEMENTS        RATE
                                                              ---------------------   ------------------------     ---------
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..................       9.27%                      1.06%                 156.45%
  For the fiscal year ended March 31, 2000 ..................       8.59                       1.11                   91.98
  For the fiscal year ended March 31, 1999 ..................      10.38                       1.28                   82.47
  For the fiscal year ended March 31, 1998 ..................       7.70                       1.01                  128.91
  For the fiscal year ended March 31, 1997 ..................       7.95                       0.80                  223.41
CLASS B
  For the fiscal year ended March 31, 2001 ..................       8.76                       1.06                  156.45
  For the fiscal year ended March 31, 2000 ..................       7.93                       1.02                   91.98
  For the fiscal year ended March 31, 1999 ..................       9.73                       1.43                   82.47
  For the period January 12, 1998** through March 31, 1998 ..       7.13(4)(5)                 2.25(4)(5)            128.91
CLASS C
  For the fiscal year ended March 31, 2001 ..................       8.75                       1.06                  156.45
  For the fiscal year ended March 31, 2000 ..................       7.82                       1.01                   91.98
  For the fiscal year ended March 31, 1999 ..................       9.73                       1.16                   82.47
  For the fiscal year ended March 31, 1998 ..................       7.31                       1.05                  128.91
  For the fiscal year ended March 31, 1997 ..................       7.59                       0.64                  223.41

---------------

(3) Total investment return does not consider the effects of sales charges or contigingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparible to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                         EMERGING MARKETS DEBT PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994, and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of eleven separate portfolios: seven diversified portfolios, Prime Money Market Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Income Portfolio, and four non-diversified portfolios, Emerging Markets Debt Portfolio ("EMD Portfolio"), The Insiders Select Fund, Focus List Portfolio and S&P STARS Portfolio. As of the date hereof, the Income Portfolio, High Yield Portfolio and EMD Portfolio (each a "Portfolio" and collectively, the "Portfolios") offer four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the High Yield Portfolio and EMD Portfolio has yet to commence its initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act. In addition, a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

ORGANIZATIONAL MATTERS -- Prior to commencing investment operations on January 2, 1998, the High Yield Portfolio did not have any transactions other than those relating to organizational matters and the sale of one share each of Class A, B and C shares of beneficial interest to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of $56,234 which were incurred by the High Yield Portfolio in connection with the organization of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Substantially all fixed-income securities (including short-term investments that are not valued using the amortized cost method) are valued each business day as of the close of regular trading on the Exchange by one or more independent pricing services (the "Pricing Services") approved by the Fund's Board of Trustees. When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the mean of the bid and asked prices, provided that the Pricing Services believe those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Securities that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or a national securities market. In the absence of reported sales of securities traded primarily on an exchange or a national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board of Trustees deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board of Trustees, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s ("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board of Trustees. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

The Portfolios will adopt the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Effective April 1,2001, as required, the Portfolios will modify the manner of accounting for paydown gains and losses on mortgage- and asset-backed securities and will record such amounts as an adjustment to interest income. In addition, the Portfolios will amortize premiums and discounts on debt securities effective April 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolios, but will result in a decrease to the cost of securities and a corresponding increase in net unrealized appreciation, based on securities held as of March 31, 2001. The results for each Portfolio, except the EMD Portfolio which had no such securities requiring adjustment, are as follows:

                                     DECREASE TO COST       INCREASE IN NET
PORTFOLIO                              OF SECURITIES   UNREALIZED APPPRECIATION
---------                            ----------------  ------------------------
Income Portfolio .................        $12,106              $12,106
High Yield Portfolio .............         23,617               23,617

FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- A Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Portfolios had no open forward currency contracts at March 31, 2001, except the EMD Portfolio, which had the following open contract:

                         DELIVERY VALUE      SETTLEMENT                              UNREALIZED
CURRENCY                (LOCAL CURRENCY)       DATE        COMMITMENT     VALUE        LOSS
--------                ----------------    -----------    ----------    --------    ----------
SALE:
Mexican Peso .........      9,599,993        06/18/01       $972,151     $985,912     $13,761
                                                                                      -------
                                                                                      -------

U.S. FEDERAL TAX STATUS -- Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 2001, the Portfolios had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2009. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Portfolios had the following capital loss carryforwards at March 31, 2001:

                                                          AMOUNT      AMOUNT         AMOUNT
                                  GROSS CAPITAL LOSS     EXPIRING    EXPIRING       EXPIRING
PORTFOLIO                            CARRYFORWARDS       IN 2007     IN 2008        IN 2009
---------                         ------------------    ---------   ----------    -----------
Income Portfolio ..............      $     509,191             --   $  128,196    $   380,995
High Yield Portfolio ..........         19,365,939       $175,885    5,403,558     13,786,496
EMD Portfolio .................          2,857,775             --    2,857,775             --

For U.S federal income tax purposes, net realized capital losses from investments incurred after October 31, 2000, within the current fiscal year are deemed to arise on the first day of the following fiscal year. The Income Portfolio, High Yield Portfolio and EMD Portfolio incurred and elected to defer such losses of $33,193, $15,285,363 and $294,869, respectively.

DIVIDENDS AND DISTRIBUTIONS -- Each Portfolio declares dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2001, the EMD Portfolio reclassified $14,300 within the composition of net assets from accumulated net realized loss from investments and foreign currency related transactions to undistributed net investment income. In addition, the EMD Portfolio reclassified $7,104 within the composition of net assets from undistributed net investment income to paid-in capital.

FOREIGN WITHHOLDING TAXES -- Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2001, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, the Income Portfolio and High Yield Portfolio have agreed to pay BSAM a monthly fee at an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. The EMD Portfolio has agreed to pay BSAM a monthly fee at an annual rate of 1.00% of average daily net assets up to $50 million, 0.85% of average daily net assets of more than $50 million but not in excess of $100 million and 0.55% of average daily net assets above $100 million.

For the fiscal year ended March 31, 2001, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of average daily net assets above $5 billion.

Under the terms of an Administrative Services Agreement with the Portfolios, PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of The PNC Financial Services Group, provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC is entitled to receive from the Portfolios a monthly fee equal to an annual rate of 0.10% of each Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million, 0.03% of the next $200 million and 0.02% of the net assets above $800 million, subject to a minimum annual fee for each Portfolio.

For the fiscal year ended March 31, 2001, BSAM has undertaken to limit the total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                               CLASS A       CLASS B       CLASS C       CLASS Y
---------                               -------       -------       -------       -------
Income Portfolio .................       0.80%         1.45%         1.45%         0.45%
High Yield Portfolio .............       1.00          1.65          1.65            --
EMD Portfolio ....................       1.75          2.40          2.40            --

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2001, the advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                               ADVISORY FEE WAIVERS     EXPENSE REIMBURSEMENTS
---------                               --------------------     ----------------------
Income Portfolio .................            $  70,036                  $315,187
High Yield Portfolio .............              545,577                    62,949
EMD Portfolio ....................              283,416                    25,440

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM, BSFM and Bear Stearns, serves as custodian to the Income Portfolio and High Yield Portfolio.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Fund, on behalf of the Portfolios, has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, each Portfolio paid Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Fund, on behalf of the Portfolios, has adopted a Shareholder Servicing Plan whereby each Portfolio paid Bear Stearns fees of up to 0.25% of its Class A, B and C shares.

Fees are based on the average daily net assets in each class of each Portfolio and are accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. For the fiscal year ended March 31, 2001, Bear Stearns earned $44,881, $376,835 and $60,055 for the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively, in distribution fees. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses these fees to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. For the same period, Bear Stearns earned $27,517, $233,279 and $72,921 for the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively, in shareholder servicing fees. Bear Stearns uses shareholder servicing fees to pay for personal service and maintenance of shareholder accounts.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Furthermore, the Distributor advanced 1.25% in sales commission to all authorized dealers on net asset value transfers (which was discontinued effective October 1, 2000). In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 2001, Bear Stearns has advised each Portfolio that it received $38,522, $235,468 and $11,158 in front-end sales charges resulting from sales of Class A shares of the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively. From these fees, Bear Stearns paid sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Income Portfolio, High Yield Portfolio and EMD Portfolio that during the fiscal year ended March 31, 2001, it received $5,761, $95,435 and $3,096 from each Portfolio, respectively, in contingent deferred sales charges ("CDSC") upon certain redemptions by Class B shareholders and $5,281, $6,998 and $2,090 from each Portfolio, respectively, in CDSC upon certain redemptions by Class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 2001, were $24,925,172, $114,716,281 and $25,795,535 for the Income Portfolio,
High Yield Portfolio and EMD Portfolio, respectively. Accordingly, the net unrealized appreciation on investments for each Portfolio were as follows:

                                        GROSS          GROSS           NET
PORTFOLIO                           APPRECIATION   DEPRECIATION   APPRECIATION
---------                           ------------   ------------   ------------
Income Portfolio .................   $  515,367    $  (158,349)    $ 357,018
High Yield Portfolio .............    3,016,707     (2,212,550)      804,157
EMD Portfolio ....................    1,337,821       (908,202)      429,619

For the fiscal year ended March 31, 2001, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                                     PURCHASES              SALES
---------                                    ------------        ------------
Income Portfolio ........................    $ 35,363,926        $ 25,592,467
High Yield Portfolio ....................     137,088,210         103,366,153
EMD Portfolio ...........................      43,206,592          46,104,429

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At March 31, 2001, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 1,282 of Class A shares and 1,256 Class C shares of the Income Portfolio and 1 each of Class A, B and C shares of the High Yield Portfolio. Shares of the Income Portfolio owned by Bear Stearns include 241 Class A shares and 215 Class C shares which were acquired through dividend reinvestment. Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                   INCOME PORTFOLIO
                                      ------------------------------------------
                                         SALES      REPURCHASES    REINVESTMENTS
                                      ----------    -----------    -------------
FOR THE FISCAL YEARS ENDED:
CLASS A
MARCH 31, 2001
Shares .............................     809,598       571,310           15,073
Value ..............................  $9,676,558    $6,839,617         $176,005
MARCH 31, 2000
Shares .............................     163,837       128,806           11,831
Value ..............................  $1,918,988    $1,508,227         $138,514

                                             INCOME PORTFOLIO (CONTINUED)
                                      ------------------------------------------
                                         SALES      REPURCHASES    REINVESTMENTS
                                      -----------   -----------    -------------
FOR THE FISCAL YEARS ENDED:
CLASS B

MARCH 31, 2001
Shares .............................      275,463       55,133            9,045
Value ..............................  $ 3,244,108   $  651,691       $  105,666

MARCH 31, 2000
Shares .............................      144,531       67,853            6,877
Value ..............................  $ 1,699,578   $  787,231        $  80,141

CLASS C
MARCH 31, 2001
Shares .............................      341,033      242,107            8,522
Value ..............................  $ 4,030,013  $ 2,845,724        $  99,278

MARCH 31, 2000
Shares .............................       68,592       74,773            6,971
Value ..............................   $  806,590   $  874,826        $  81,499

CLASS Y
MARCH 31, 2001
Shares .............................      382,870      120,553           18,261
Value ..............................  $ 4,572,763  $ 1,378,968       $  212,930

MARCH 31, 2000
Shares .............................      111,923       78,521           17,002
Value ..............................  $ 1,299,745   $  924,094       $  198,575

                                                HIGH YIELD PORTFOLIO
                                      ------------------------------------------
                                         SALES      REPURCHASES    REINVESTMENTS
                                      -----------   -----------    -------------
CLASS A
MARCH 31, 2001
Shares .............................    4,812,964    1,812,714          305,479
Value ..............................  $43,581,437  $16,469,672       $2,785,806

MARCH 31, 2000
Shares .............................    2,046,001    2,607,245          286,754
Value ..............................  $22,253,022  $27,209,668       $3,053,931

CLASS B
MARCH 31, 2001
Shares .............................    1,176,384      684,610          115,057
Value ..............................  $10,484,107  $ 6,180,060       $1,054,218

MARCH 31, 2000
Shares .............................    1,036,215      803,901          113,499
Value ..............................  $11,213,716  $ 8,390,332       $1,205,625

CLASS C
MARCH 31, 2001
Shares .............................    1,414,173      891,343          116,638
Value ..............................  $13,042,066  $ 8,129,047       $1,066,374

MARCH 31, 2000
Shares .............................      944,475    1,446,955          119,893
Value ..............................  $10,179,726  $15,123,201       $1,278,399

                                                   EMD PORTFOLIO
                                      ------------------------------------------
                                         SALES      REPURCHASES    REINVESTMENTS
                                      -----------   -----------    -------------
FOR THE FISCAL YEARS ENDED:
CLASS A
MARCH 31, 2001
Shares .............................      643,599    1,353,929          136,641
Value ..............................   $6,780,969  $14,062,273       $1,414,333

MARCH 31, 2000
Shares .............................      622,886    1,289,673          175,086
Value ..............................   $5,891,337  $12,534,987       $1,646,974

CLASS B
MARCH 31, 2001
Shares .............................       45,195       39,859           11,181
Value ..............................   $  466,666  $   407,231       $  115,042

MARCH 31, 2000
Shares .............................       80,139       76,062            9,429
Value ..............................   $  748,885   $  718,270        $  87,930

CLASS C
MARCH 31, 2001
Shares .............................      131,299       97,613           18,428
Value ..............................   $1,346,274  $ 1,004,457       $  189,540

MARCH 31, 2000
Shares .............................       91,962       81,973           16,549
Value ..............................   $  872,466   $  773,641       $  154,253


CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with The Chase Manhattan Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. High Yield Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of the value of its assets. Income Portfolio and EMD Portfolio, each intend to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

In addition, throughout the year, the EMD Portfolio borrowed, for temporary purposes, from its custodian, Brown Brothers Harriman & Co., to cover periodic overdrafts. Such borrowings were at a rate of interest based on the London Interbank Offered Rate (LIBOR) plus 2%.

Amounts outstanding under the credit facility and periodic overdrafts during the fiscal year ended March 31, 2001, were as follows:

                                         AVERAGE        MAXIMUM        AVERAGE
                                          LOAN        LOAN AMOUNT     INTEREST
PORTFOLIO                                BALANCE      OUTSTANDING       RATE
---------                                -------      -----------     --------
Income Portfolio ....................     $26,836     $1,788,900         6.96%
High Yield Portfolio ................       3,546        635,100         6.84
EMD Portfolio ........................     68,214      3,178,522         8.21

The Portfolios had no amounts outstanding under the credit facility at March 31, 2001.

CONCENTRATION OF RISK -- HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

CONCENTRATION OF RISK -- EMD PORTFOLIO

Investments in emerging markets debt involve special risks. The issuer of the debt of the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the EMD Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The EMD Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the EMD Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the U.S.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                         EMERGING MARKETS DEBT PORTFOLIO

                          INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Income Portfolio
High Yield Total Return Portfolio
Emerging Markets Debt Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Income Portfolio, High Yield Total Return Portfolio and Emerging Markets Debt Portfolio (collectively, the "Portfolios") as of March 31, 2001, and the related statements of operations for the year then ended, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Income Portfolio, High Yield Total Return Portfolio and Emerging Markets Debt Portfolio as of March 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 17, 2001

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                         EMERGING MARKETS DEBT PORTFOLIO

                    SHAREHOLDER TAX INFORMATION - (UNAUDITED)


Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 2001) as to the U.S. federal tax status of distributions received by each Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 2001, the following dividends per share were paid by each of the Portfolios:

                                                        HIGH YIELD       EMERGING
                                        INCOME         TOTAL RETURN     MARKETS DEBT
                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                     ------------      ------------     ------------
Net Investment Income:
       Class A                       $0.727519612      $0.938998020     $0.961292007
       Class B                        0.652007728       0.879296020      0.886706813
       Class C                        0.651995316       0.879294638      0.887367310
       Class Y                        0.768213745                --               --

All dividends from the Emerging Markets Debt Portfolio were derived from income on foreign obligations; however they were not subject to foreign withholding taxes.

With respect to each Portfolio, none of its ordinary income dividends qualify for the corporate dividends received deduction.

INCOME PERCENTAGES BY SECURITY TYPE FOR FISCAL YEAR ENDED MARCH 31, 2001

The extent to which dividends were derived from various security types are presented below. This information relates only to net investment income referenced above and is not applicable to the Emerging Markets Debt Portfolio.

                                                                  HIGH YIELD
                                                 INCOME          TOTAL RETURN
                                              PORTFOLIO (%)      PORTFOLIO (%)
                                              -------------      -------------
Corporate Obligations                             49.64               93.51
Fannie Mae                                        27.01                0.45
Federal Farm Credit Bank                           0.19                0.03
Federal Home Loan Bank                             3.06                3.69
Freddie Mac                                        5.13                1.05
Government National Mortgage Association           4.99                  --
U.S. Treasury Obligations                          9.98                  --
Other                                                --                1.27
                                                 ------              ------
         Total                                   100.00              100.00
                                                 ======              ======

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2001. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their actual ordinary dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                         EMERGING MARKETS DEBT PORTFOLIO

                                 PRIVACY NOTICE


While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations. Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and new SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.

May 2001